Filed Pursuant to Rule 485(b)

As filed with the Securities and Exchange Commission on August 15, 2007

Registration No. 33-19229; 811-5430

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 97	☒

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☒

Amendment No. 95	☒

(Check appropriate box or boxes)

SSgA FUNDS

(Exact Name of Registrant as Specified in Charter)

909 A Street

Tacoma, Washington  98402

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:  (253) 627-7001

Name and Address of Agent for Service:	Copies to:

Gregory J. Lyons	Philip H. Newman, Esq.
Secretary	Goodwin Procter LLP
Russell Investment Management Company	Exchange Place
909 A Street	Boston, Massachusetts 02109
Tacoma, Washington 98402

Approximate Date of Proposed Public Offering:  As soon as

practicable after the effective date of this Registration Statement.

It is proposed that this filing will become effective under Rule 485:

☐ immediately upon filing pursuant to paragraph (b)

☒ on (September 1, 2007) pursuant to paragraph (b)

☐ 60 days after filing pursuant to paragraph (a)

☐ on (date) pursuant to paragraph (a)(1)

☐ 75 days after filing pursuant to paragraph (a)(2)

☐ on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following:

☐ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Filed pursuant to Rule 485(b)
File Nos. 33-19229; 811-5430

SSgA FUNDS

State Street Financial Center
One Lincoln Street
Boston, Massachusetts 02111-2900
1-800-997-7327
www.ssgafunds.com

SSgA CORE EDGE EQUITY FUND

As with all mutual funds, the Securities and Exchange Commission (the "SEC") has neither determined that the information in this Prospectus is accurate and complete, nor approved or disapproved of these securities. Any representation to the contrary is a criminal offense.

The Fund's investment objective is to seek to achieve long term capital appreciation over the course of an economic cycle by investing its assets (including the proceeds from securities sold short) primarily in large and medium capitalization equity securities whose underlying valuation or business fundamentals indicate prospects for growth, while selling short the equity securities of companies that have deteriorating business fundamentals and/or valuations. There is no assurance that the Fund will achieve its stated investment objective.

PROSPECTUS DATED SEPTEMBER 1, 2007

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INVESTMENT STRATEGIES
AND PRINCIPAL RISKS

INVESTMENT OBJECTIVES

The Fund's investment objective is to seek to achieve long term capital appreciation over the course of an economic cycle by investing its assets (including the proceeds from securities sold short) primarily in large and medium capitalization equity securities whose underlying valuation or business fundamentals indicate prospects for growth, while selling short the equity securities of companies that have deteriorating business fundamentals and/or valuations. The Fund's performance will be compared to that of the S&P 500® Index. There is no assurance that the Fund will achieve its stated investment objective. The Fund's investment objective is not fundamental and may be changed without shareholder approval. Under normal market conditions, the Fund plans to invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities, such as common stocks. Shareholders will be notified 60 days prior to changing the 80% investment policy.

The SSgA Funds are an open-end investment management company. The Fund is diversified under the Investment Company Act of 1940, as amended (the "1940 Act"). The investment objective of the Fund may be changed by the Board of Trustees of the SSgA Funds (the "Board of Trustees") without shareholder approval as defined in the 1940 Act. SSgA Funds Management, Inc. (the "Advisor"), serves as the Fund's investment advisor.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its investment objective through a combination of investments in certain equity securities and short sales of other equity securities. Typically, the Fund will invest its assets, including the proceeds received from short sales of securities (as discussed below), primarily in large and medium capitalization equity securities whose underlying valuation or business fundamentals indicate prospects for growth. The Fund anticipates that equity securities that the Fund owns (including any securities representing collateral for securities sold short, together the "long position") should equal as much as 130% of the Fund's net asset value at any given time, although the Fund plans to hold up to 5% of its assets in cash or other liquid securities.

The Advisor's research driven management team selects long positions for the Fund on the basis of a combination of proprietary analytical models. The Advisor's management team uses a quantitative approach to investment selection, designed to uncover undervalued equity securities with growth potential.

In addition, the Fund plans to sell short the equity securities of companies that have deteriorating business fundamentals and/or valuations. In a short sale, the Fund sells a security that it does not own, typically a security borrowed from a broker, with the intention of replacing the borrowed security at a future time. The Fund will engage in short sales only where the Advisor believes that the relative value of the security will decline between the date of the sale and the date the Fund is required to return the borrowed security. The Fund anticipates that the replacement cost of all securities sold short by the Fund (the Fund's "short position") should equal approximately 30% of the Fund's net asset value at any time. The actual magnitude of the Fund's short positions will depend, in part, on the Advisor's outlook for the stock market and the number of compelling opportunities that exist to sell equity securities short.

In the event that the anticipated balance between long and short positions deviate due to equity security valuations, the Advisor may rebalance the long and short positions. In the event the Fund's short position increases substantially from its intended proportion of the Fund's net assets, the Fund may use available cash and proceeds from the liquidation of long positions to replace enough of the securities sold short (which replacement is referred to as "closing out" the short position) to rebalance the long and short positions. If the Fund's long position should increase substantially, the Fund may sell additional securities short for the same purpose of restoring the intended proportions.

As discussed above, the Fund will sell stocks short and utilize short sales to produce capital gains. Accordingly, the Fund may engage in short term trading which may, at times, be substantial. This investment policy involves substantial risk and may be considered speculative.

Market capitalizations change over time and there is not one universally accepted definition of the line between medium and large capitalization companies. The Fund generally defines large and medium capitalization companies as those companies whose market capitalization at the time of investment is over $6 billion and from $0.5 billion to $6 billion, respectively.

The Fund's portfolio turnover rate cannot be predicted. The Fund may actively trade portfolio securities and may have a portfolio turnover rate in excess of 100% and is, therefore, subject to portfolio turnover and transaction costs. A portfolio turnover rate that is in excess of 100% is not managed for tax efficiency, and taxable investors may wish to consult a tax professional prior to investing. Please see "Principal Risks—Portfolio Turnover Risk."

The Fund considers the following instruments or investment strategies to be principal to the achievement of its investment objective. Please see "Additional Information about the Funds' Investment Policies and Risks" in this Prospectus: Short sales, dollar-denominated securities, equity securities, futures contracts and options on futures, options on securities and securities indexes, illiquid securities, preferred stocks, real estate investment trusts, real-estate related industries, real estate securities (e.g., securities issued by companies engaged in the business of managing or developing real

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estate, such as REITs), US government securities, cash sweep and S&P 500® Index.

The Fund is subject to the following risks, as described under "Principal Risks:" Derivatives, dollar-denominated instruments, equity securities, foreign securities, growth stocks, large capitalization securities, liquidity, management, margin accounts, market, medium capitalization securities, portfolio turnover, quantitative strategy, real estate securities, short sale, value stocks, and volatility.

The Fund's investment objective is not fundamental and may be changed without shareholder approval. Under normal market conditions, the Fund plans to invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities, including, but not limited to, common stocks. Shareholders will be notified 60 days prior to changing the 80% investment policy.

PRINCIPAL RISKS

Investment in the Fund, like any investment, has risks. Fund shares will rise and fall in value and there is a risk you could lose money by investing in the Fund. There can be no assurance that the Fund will achieve its objective. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The following is an alphabetized description of the principal risks associated with an investment in the Fund. For additional information concerning the instruments and investment techniques identified in these descriptions, see "Additional Information about the Fund's Investment Policies and Risks."

Derivatives Risk. There are certain investment risks in using derivatives including, but not limited to, futures contracts, options on futures, swaps and structured notes. If a Fund incorrectly forecasts interest rates or other features of the particular instrument in using derivatives, a Fund could lose money. Derivatives are sometimes used to hedge the risks associated with holding other instruments, or as a substitute for such instruments. Price movements of a futures contract, option, structured notes or other derivative instrument may not be identical to price movements of the underlying portfolio securities or a securities index, resulting in the risk of loss if the Advisor is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices or other relevant features of a derivative instrument.

Derivatives contracts tend to fluctuate in value resulting in a net amount payable or receivable by the parties to such contracts. As a result derivatives contracts are typically "marked to market" on a periodic basis whereupon the parties to such contracts settle their obligations to one another. To the extent that the Fund ever employs derivatives in its portfolio, this "mark to market" process may result in the Fund carrying its derivatives positions in either a net payable or receivable position and may require that payments be made or received, respectively, in connection with such net payable or receivable position. Alternatively, the Fund may hold such assets in a segregated account in a manner similar to the mechanism used for holding securities sold short so that the Fund minimizes the effects of leverage with respect to such derivatives.

Dollar-Denominated Instruments Risk. Dollar-denominated instruments are domestic and foreign securities denominated in US dollars (see "Foreign Securities Risk" below). The Fund invests in dollar-denominated instruments an alternative to directly investing in foreign securities. While such instruments may be measured in US dollars, this does not eliminate the risk inherent in investing in the securities of foreign issuers. Dollar-denominated instruments issued by entities located in foreign countries could lose value as a result of political, financial and economic events in foreign countries. Issuers of these instruments are not necessarily subject to the same regulatory requirements that apply to US banks and corporations, although the information available for dollar-denominated instruments may be subject to the accounting, auditing and financial reporting standards of the US domestic market or exchange on which they are traded, which standards may be more uniform and more exacting than those to which many foreign issuers are subject. Furthermore, by investing in dollar-denominated instruments rather than directly in a foreign issuer's stock, the Fund can avoid currency risks during the settlement period for either purchases or sales.

Equity Securities Risk. The value of equity securities will rise and fall in response to the activities of the company that issued the stock, general market conditions, and/or specific economic or political conditions. In the short-term, equity prices can fluctuate dramatically in response to developments. Different parts of the market and different types of equity securities can react differently to developments. Issuer, political or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region or the market as a whole.

Foreign Securities Risk. Foreign securities, foreign currencies, and securities issued by US entities with substantial foreign operations carry risks relating to political, economic or regulatory conditions in foreign countries, such as: (1) less publicly available information; (2) lack of uniform accounting, auditing and financial reporting standards, practices and requirements; (3) lower trading volume, less liquidity and more volatility for securities; (4) less government regulation of securities exchanges, brokers and listed companies; (5) political or social instability, civil unrest and acts of terrorism; and (6) the possibility of expropriation or confiscatory taxation. All of these factors may adversely affect investment in foreign securities, making such investments more volatile and potentially less liquid than US investments. In addition, foreign markets can perform differently from the US market.

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Growth Stocks Risk. Growth stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. As a result growth stocks tend to be sensitive to changes in the earnings of their underlying companies and more volatile than other types of stocks (e.g., value stocks).

Large Capitalization Securities Risk. A Fund's emphasis on securities issued by large capitalization companies makes it susceptible to the business risks of larger companies, which usually cannot change as quickly as smaller companies in response to competitive challenges. Larger companies also tend not to be able to maintain the high growth rates of well-managed smaller companies, especially during strong economic periods.

Liquidity Risk. Certain types of securities, such as non-investment grade debt securities, small capitalization stocks, securities issued by real estate investment trusts, and emerging market securities are subject to the risk that the securities may not be sold at the quoted market price within a reasonable period of time. A fund holding such securities may experience substantial losses if required to liquidate these holdings.

Management Risk. Management risk is the risk that an investment strategy may fail to produce the intended results. There can be no assurance that any Fund will achieve its investment objective. The Advisor's assessment of the short-term or long-term prospect of a Fund's portfolio of securities may not prove accurate. No assurance can be given that any investment or trading strategy implemented by the Advisor on behalf of a Fund will be successful. Furthermore, because of the risks associated with financial markets, there is a risk that you may suffer a significant or complete loss of your investment in the Fund.

Margin Accounts Risk. The Fund may use margin accounts with brokers to purchase and carry securities and to effect short sales. Use of such an account results in the broker's being granted a lien on all monies, securities and other property of the Fund in the broker's possession and entitles the broker to interest charges on any debit balances. The broker is further generally authorized to pledge, re-pledge, hypothecate or re-hypothecate any securities carried with the broker or deposited with the broker to secure sums due to the broker in connection with the margin account. In this situation, the broker is not required to give notice to the Fund and is not required to retain a like amount of similar securities for delivery. If the broker deems it necessary for its protection, it may sell any securities or properties in its possession, buy any securities which the account is short, cancel any outstanding order or close the account in whole or in part.

Market Risk. The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.

Medium Capitalization Securities Risk. Securities of companies with medium size capitalizations tend to be riskier than securities of companies with large capitalizations. This is because medium capitalization companies typically have less seasoned management, smaller product lines and less access to liquidity than large capitalization companies, and are therefore more sensitive to economic downturns. In addition, growth prospects of medium capitalization companies tend to be less certain than large capitalization companies and the dividends paid on mid-capitalization stocks are frequently negligible. Moreover, medium capitalization stocks have, on occasion, fluctuated in the opposite direction of large capitalization stocks or the general stock market. Consequently, securities of mid-capitalization companies tend to be more volatile than those of large capitalization companies.

Portfolio Turnover Risk. The turnover rate of a portfolio cannot be predicted. Funds subject to this risk will have annual portfolio turnover rates that generally will fall within the range of 100-300%. Securities having a maturity of one year or less are not included in the turnover calculation. A high turnover rate (over 100%) will: (1) increase transaction expenses, which will adversely affect a Fund's performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains. To the extent any realized capital gains are short-term capital gains, they will generally be taxed at ordinary income rates. The payment of any taxes will impact a shareholder's net return from holding an investment in the Fund. A portfolio turnover rate at the high end of the range is not tax efficient, and taxable investors may wish to consult a tax professional prior to investing.

Quantitative Strategy Risk. Funds that use a quantitative strategy are managed so that stocks are selected based upon a multi-factor proprietary analytical model designed by the Advisor. The model attempts to enhance returns, within specified risk parameters, relative to a benchmark by analyzing a variety of objective economic, financial and related information. The success of a Fund's principal investment strategy depends on the Advisor's skill in designing and using its analytical model as a tool for selecting stocks. A flaw in the design of an analytical model may result in a Fund having a lower return than if the Fund was managed using a fundamental or passive investment management strategy.

Real Estate Securities Risk. Just as real estate values go up and down, the value of securities of companies involved in the real estate industry also fluctuate. A Fund that invests in REITs and other real estate securities is subject to risks associated with direct ownership of real estate. The value of real estate (and real estate securities) may be affected by changes in general and local economic conditions, increases in property taxes and changes in tax laws and interest rates. The value of securities of companies that service the real estate industry may also be affected by such risks.

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Short Sales Risk. The Fund may make short sales of investment securities. In a short sale, the seller sells a security that it does not own, typically a security borrowed from a broker or dealer. Because the seller remains liable to return the underlying security that it borrowed from the broker or dealer, the seller must purchase the security prior to the date on which delivery to the broker or dealer is required. As a result, the Fund will engage in short sales only where the Advisor believes the value of the security will decline between the date of the sale and the date the Fund is required to return the borrowed security. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. The making of short sales exposes the Fund to the risk of liability for the market value of the security that is sold (the amount of which liability increases as the market value of the underlying security increases), in addition to the costs associated with establishing, maintaining and closing out the short position.

Although the Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. As discussed above, current law and regulation under Section 18 of the 1940 Act, require that the Fund employ a segregated account in its short sale strategy so that such sales are fully collateralized. The segregated account functions in a manner so as to preclude others from having a claim to the Fund's assets with priority over the claims of the Fund's shareholders. While the segregated nature of these assets may highlight those assets and their gain/loss position to the Fund's managers, the segregated account cannot be relied upon to limit losses related to the Fund's short sale strategy.

Value Stocks Risk. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks (e.g., growth stocks). "Value" stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. However, value stocks can continue to be inexpensive for long periods of time and may not ever realize their full value.

Volatility Risk. The Fund's portfolio may be more volatile than that of a typical diversified equity portfolio. This volatility may result from risks inherent to short selling, including the risk that the Advisor could be incorrect in its determinations of equity security valuations and/or the directional movement of stock market averages. Please see Short Sale Risk (above) and "Additional Information about the Fund's Investment Policies and Risks" for a discussion of "Short Sales."

TEMPORARY DEFENSIVE POSITION

Short-Term Investments. For defensive purposes, the Fund may temporarily invest, without limitation, in short-term fixed income securities. High quality, investment-grade securities include obligations issued or guaranteed as to principal and interest by the US Government, its agencies or instrumentalities and repurchase agreements collateralized by these obligations, commercial paper, bank certificates of deposit, bankers' acceptances and time deposits. This strategy may be inconsistent with the Fund's principal investment strategy in an attempt to respond to adverse market, economic, political or other conditions. Taking such a temporary defensive position may result in the Fund not achieving its investment objective.

RISK AND RETURN

Because the SSgA Core Edge Equity Fund has not completed a full calendar year's operations, performance information is not included in this Prospectus. The Fund began operating on September 4, 2007. To obtain performance information for the Fund when available, please call 1-800-997-7327 or visit the website at www.ssgafunds.com.

PORTFOLIO HOLDINGS

A description of the SSgA Funds' policies with respect to the disclosure of its portfolio securities ("Disclosure Policies") is available in the Statement of Additional Information. The Disclosure Policies govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the SSgA Funds. Disclosure of each Fund's complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov. The Funds will also make complete portfolio holdings available generally no later than 60 calendar days after the end of the Funds' fiscal quarter or subsequent to periodic portfolio holdings disclosure in the Funds' filings with the SEC on their website at www.ssgafunds.com.

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FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases	None

Maximum Deferred Sales Charge (Load)	None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends or Other Distributions	None

Redemption Fee	None

Exchange Fee	None

Maximum Account Fee	None

Annual Fund Operating Expenses (expenses that are deducted from fund assets)

Management Fee	1.25%
Distribution and Service (12b-1) Fees[1]	0.13%
Other Expenses:
Dividend Expense on Securities Sold Short[2]	0.21%
Remainder of Other Expenses	1.07%
Total Annual Fund Operating Expenses[3]	2.66%
Less Contractual Management Fee Reimbursement[4]	(0.85%)
Net Annual Fund Operating Expenses[3]	1.81%

  1  The stated fee includes .10% for 12b-1 Distribution and .03% for 12b-1 Shareholder Servicing Fees.

  2  "Dividend Expense on Securities Sold Short" reflects the amounts paid as substitute dividend expenses on securities borrowed for the settlement of short sales.

  3  The annualized net expense ratio is 1.60% not including the dividends from securities sold short as contractually agreed by the Advisor.

  4  The Advisor has contractually agreed to waive up to the full amount of the Management Fee and reimburse the Fund for all expenses (exclusive of nonrecurring account fees, extraordinary expenses and dividends and interest on securities sold short) in excess of 1.60% of average daily net assets on an annual basis until December 31, 2008.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years
$184	$751

Investors purchasing Fund shares through a financial intermediary, such as a bank, broker-dealer, financial advisor or other financial institution (referred to individually as an "Intermediary" or collectively as "Intermediaries") may also be required to pay additional fees for services provided by the Intermediary. Such investors should contact the Intermediary for information concerning what additional fees, if any, will be charged.

Long-term shareholders of the Fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

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MANAGEMENT OF THE FUND

Investment Advisor. SSgA Funds Management, Inc. (the "Advisor"), State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111-2900, serves as the investment advisor for the SSgA Funds and directs the Funds' investments in accordance with each Fund's investment objective, policies and restrictions.

The Advisor is registered with the SEC as an investment advisor under the Investment Advisers Act of 1940 and is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. As of July 31, 2007, the Advisor had over $140 billion in assets under management. The Advisor, State Street Bank and Trust Company (State Street) and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street Corporation. With over $1.9 trillion under management as of July 31, 2007, SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East. State Street, a 200-year old pioneer and leader in the world of financial services, is one of the largest providers of securities processing and record keeping services for US mutual funds and pension funds.

The Advisor is responsible for making investment decisions for the SSgA Funds and managing each Fund's affairs and business, subject to the supervision of the Board of Trustees. The Advisor provides investment advisory services to a number of other investors and investment companies, as well as the SSgA Funds. The Board of Trustees of the SSgA Funds considers the renewal of the investment advisory agreement annually. A discussion of the basis for the Board's consideration and approval of the investment advisory agreement is contained in the Funds' annual reports, which are available upon request by calling the Distributor at 1-800-647-7327 or on the Funds' website at www.ssgafunds.com.

For these services, the Fund pays the Advisor an annual management fee, calculated daily and paid monthly, of .40%, after fee reimbursements, of the average daily net asset value of the Fund.

Portfolio Management. Each of the SSgA Funds is managed by a team of investment professionals. The Advisor uses a team approach to create an environment that encourages the flow of investment ideas. The portfolio managers within the team work together in a cohesive manner to develop and enhance techniques that drive the investment process for each respective investment strategy offered by the Advisor and State Street Global Advisors. This approach requires portfolio managers to share a variety of responsibilities including investment strategy and analysis while retaining responsibility for the implementation of the strategy within any particular portfolio. The approach also enables the team to draw upon the resources of other groups within State Street Global Advisors. The fund is managed by the SSgA US Active Equity Quantitative Team, which is overseen by the State Street Global Advisors Investment Committee. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of securities in the fund.

The portfolio managers identified below are jointly and primarily responsible for the day-to-day management of the fund:

•  Brian Shannahan, CFA. Brian is a Managing Director of SSgA and Principal of SSgA FM. Brian joined the firm in 2000 and is the head of the' firm's US Active Quantitative Equity Team. He received an MBA in Finance and Quantitative Methods from the University of Connecticut and a BSE in Chemical Engineering from Princeton University. Brian is a member of the Boston Security Analysts Society and the Association for Investment Management and Research (AIMR).

•  Christopher Zani, CFA, FRM. Chris is a Principal of SSgA and SSgA FM. Chris is a portfolio manager for the firm's US Active Quantitative Equity Team, with responsibility for quantitative strategies as well as current model analysis and research and development of new models. Prior to joining the firm in 2004, Chris worked for FactSet Research Systems where he was a quantitative specialist for the Northeast region. There, he was responsible for sales and support of factor testing and portfolio optimizer products, working with clients across a wide spectrum of the investment industry. Chris holds a Bachelor of Science from Providence College. He has earned the Chartered Financial Analyst designation and is a member of the Boston Security Analysts' Society and the CFA Institute. Chris is also a Certified Financial Risk Manager (FRM), and is a member of the Global Association of Risk Professionals.

•  Mike Arone, CFA. Mike is a Vice President of SSgA and a Principal of SSgA FM. Mike joined the firm in 1997 and is a member of the firm's US Active Quantitative Equity Team. He is responsible for portfolio management and research across multiple investment strategies. Michael holds a BS in Finance from Bentley College. He is a member of the Boston Security Analysts Society and the CFA Institute.

•  Anna Mitelman Lester, CFA. Anna is a Vice President of SSgA and a Principal of SSgA FM. Anna joined the firm in 2005 and is a member of the firm's US Active Quantitative Equity Team. She is responsible for portfolio management and research for the small cap investment strategies. Prior to joining SSgA, Anna was an analyst and portfolio manager at Putnam Investments and its subsidiary PanAgora Asset Management. Anna holds a BA in Computer Science and Mathematics from Wellesley College and an MBA from the MIT Sloan School of Management. She is a member of the Boston Security Analysts Society and CFA Institute.

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•  Jim Johnson, CFA. Jim is a Vice President of SSgA and a Principal of SSgA FM. Jim joined the firm in 2005 and is a member of the US Active Quantitative Equity Team. He is responsible for portfolio management and research across multiple investment strategies. Prior to joining SSgA in 2005, he managed a market neutral hedge fund and mutual fund portfolios for American Express Financial Advisors. Jim holds a degree in Music Engineering Technology and a minor in Electrical Engineering from The University of Miami. He also holds an MBA in Finance from The University of Minnesota Carlson School of Business. Jim earned the Chartered Financial Analyst designation in 1995.

ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENT POLICIES AND RISKS

The investment objective of the Fund is nonfundamental and may be changed by the Board of Trustees without shareholder approval. This section contains a detailed description of particular types of instruments or particular investment strategies that are considered principal to the achievement of the Fund's investment objective ("Investment Policies"), as identified in "Principal Investment Strategies" above. The Investment Policies described below reflect the Fund's current practices. Risk information related to the Investment Policies described below is contained in the Principal Risks section. Additional risk information applicable to the Investment Policies may also be described below. Please read the Principal Risks section carefully. Investors are also encouraged to read the Statement of Additional Information (see back cover of this Prospectus for information on how to obtain the Statement of Additional Information). The Statement of Additional Information may contain more details on the Investment Policies described below. Additionally, the Fund has Investment Policies that are not principal to the achievement of the Fund's investment objective as well as investment restrictions that are described in the Fund's Statement of Additional Information. There can be no assurance that the Investment Policies will ensure achievement of the Fund's investment objective.

Short Sales. The Fund may enter into short sales. Short sales are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividend which accrues during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. Typically, the cash proceeds of the short sale are retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. However, in the Fund's case, the proceeds will be invested in equity securities as described in the "Principal Strategies" section of this Prospectus and the Fund will collateralize its short sales. Until the Fund replaces a borrowed security in connection with a short sale, it will: (a) maintain daily a segregated account, containing cash, cash equivalents, or marginable equity securities, at such a level that securities earmarked as collateral will equal the current market value of the securities sold short or (b) otherwise cover its short position in accordance with positions taken by the Staff of the SEC. Regulation T of the U.S. Federal Reserve Board prescribes certain rules related to collateralization of short sales. As a result, a substantial portion of the Fund's long positions may be earmarked as collateral for short positions and, so long as they are earmarked, will be ineligible for any other use. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of interest the Fund may be required to pay in connection with a short sale. The Fund may purchase call options or sell put options to provide a hedge against an increase in the price of a security sold short by the Fund.

Equity Securities. Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Common stocks, preferred stocks, convertible securities, and warrants are considered equity securities.

Futures Contracts and Options on Futures. To equitize cash or for purposes of hedging a Fund's other investments, a Fund may enter into futures contracts that relate to securities in which it may directly invest and indexes comprised of such securities and may purchase and write call and put options on such contracts. A Fund may also purchase futures and options if cheaper than the underlying stocks or bonds. Futures and options on futures transactions of a Fund will be conducted so that the total amount paid on premiums for all such transactions will not exceed 5% of the value of a Fund's total assets. Further, a Fund will not enter into futures or options on futures contracts or combination thereof if, as a result, the aggregate value of all securities or collateral used to cover its outstanding options would exceed 25% of the value of a Fund's total assets.

A financial futures contract is a contract to buy or sell a specified quantity of financial instruments such as US Treasury bills, notes and bonds, commercial paper and bank

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certificates of deposit or the cash value of a financial instrument index at a specified future date at a price agreed upon when the contract is made. Under such contracts no delivery of the actual securities making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.

In particular, stock index futures are used by the Funds to equitize cash and cash equivalents so that the Funds may remain fully invested in the equity market. This will enable the Funds to facilitate demand for same day redemptions. A stock index futures contract is a contract to buy or sell specified units of a stock index at a specified future date at a price agreed upon when the contract is made. The value of a unit is based on the current value of the contract index. Under such contracts no delivery of the actual stocks making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.

Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting futures contract. Upon entering into a futures contract, a Fund is required to deposit an initial margin with the Custodian for the benefit of the futures broker. The initial margin serves as a "good faith" deposit that a Fund will honor its futures commitments. Subsequent payments (called "variation margin") to and from the broker are made on a daily basis as the price of the underlying investment fluctuates.

Options on futures contracts give the purchaser the right to assume a position at a specified price in a futures contract at any time before expiration of the option contract.

When trading futures contracts, a Fund will not commit more than 5% of the market value of its total assets to initial margin deposits on futures and premiums paid for options on futures.

The Fund's transactions, if any, in options, futures, options on futures and equity swaps involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Advisor is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices. Please see Derivatives Risk in the Principal Risks section.

Options on Securities and Securities Indexes. The Fund may write and purchase covered put and call options on securities in which it may directly invest. Option transactions of the Fund will be conducted so that the total amount paid on premiums for all put and call options outstanding will not exceed 5% of the value of the Fund's total assets. Further, the Fund will not write a put or call option or combination thereof if, as a result, the aggregate value of all securities or collateral used to cover its outstanding options would exceed 25% of the value of the Fund's total assets. Options on securities and securities indexes are used for hedging purposes to reduce volatility and to potentially replicate a long security to allow the Fund to achieve capital appreciation. There can be no assurance that the use of this policy will enable the Fund to achieve capital appreciation.

The Fund may purchase or sell options on securities indexes that are comprised of securities in which it may directly invest, subject to the limitations set forth above and provided such options are traded on a national securities exchange or in the over-the-counter market. Options on securities indexes are similar to options on securities except there is no transfer of a security and settlement is in cash. A call option on a securities index grants the purchaser of the call, for a premium paid to the seller, the right to receive in cash an amount equal to the difference between the closing value of the index and the exercise price of the option times a multiplier established by the exchange upon which the option is traded.

A Fund's transactions, if any, in options involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Advisor is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices. Please see Derivatives Risk in the Principal Risks section.

Preferred Stocks. Preferred stock, unlike common stock, generally confers a stated dividend rate payable from the corporation's earnings. If interest rates rise, a fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline either absolutely or relative to alternative investments. Preferred stock may have mandatory sinking fund provisions, as well as provisions that allow the issuer to redeem or call the stock. The right to payment of dividends and redemptions on preferred stock is generally subordinate to rights associated with a corporation's debt securities.

Real Estate Investment Trusts. Equity REITs are defined as REITs with 75% or greater of their gross invested book assets invested directly or indirectly in the equity ownership of real estate, and their value depends upon that of the underlying properties. Mortgage REITs are defined as REITs with 75% or more of their gross invested book assets invested directly or indirectly in mortgages. Mortgage trusts make construction, development or long-term mortgage loans, and are sensitive to the credit quality of the borrower. Hybrid REITs are defined as not meeting the equity or mortgage tests. The value of real

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estate investment trusts is also affected by management skill, cash flow, and tax and regulatory requirements.

Real Estate-Related Industries. In addition to real estate investment trusts, real estate industry companies may include: brokers or real estate developers; and companies with substantial real estate holdings, such as paper and lumber producers and hotel and entertainment companies.

US Government Securities. US government securities are high-quality securities issued or guaranteed by the US Treasury or by an agency or instrumentality of the US government. US government securities may be backed by the full faith and credit of the US Treasury, the right to borrow from the US Treasury, or the agency or instrumentality issuing or guaranteeing the security.

Cash Sweep Program. Pursuant to the terms and conditions of an SEC exemptive order and Internal Revenue Service private letter ruling, the SSgA Funds operate a Cash Sweep Program. In the Cash Sweep Program, uninvested cash balances of certain Funds are used to purchase shares of the Money Market or Prime Money Market Funds (the "Central Funds"). The SSgA Funds other than the Central Funds and the Yield Plus Fund are eligible to participate in the Cash Sweep Program (the "Participating Funds"). The Cash Sweep Program reduces the risk of counterparty default on repurchase agreements and the market risk associated with direct purchases of short-term obligations, while providing high current money market rates of return, ready liquidity and increased diversity of holdings. Shares of a Central Fund sold to and redeemed from a Participating Fund will not be subject to a sales load, distribution fee or service fee. If Central Fund shares sold to or redeemed from a Participating Fund are subject to any such distribution or service fee, the Advisor will waive its advisory fee for each Participating Fund in an amount that offsets the amount of such distribution and/or service fees incurred by the Participating Fund. The uninvested cash invested in a Central Fund may not exceed 25% of any Participating Fund's total assets. For purposes of this limitation, each Participating Fund will be treated as a separate investment company.

S&P 500® Index. The Standard & Poor's (S&P) 500 Index is a well-known stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all common stocks publicly traded in the United States, most of which are listed on the New York Stock Exchange. Stocks in the S&P 500 Index are weighted according to their float adjusted capitalizations. Component stocks included in the S&P 500 Index are chosen with the aim of achieving a distribution at the index level representative of the various components of the US GNP and therefore do not represent the 500 largest companies. The composition of the S&P 500 Index is based on such factors as the float adjusted capitalization and trading activity of each stock and its adequacy as a representation of stocks in a particular industry group, and may be changed from time to time. A limited percentage of the Index may include foreign securities. The inclusion of a stock in the S&P 500 Index in no way implies that S&P believes the stock to be an attractive investment, nor is S&P a sponsor of or in any way affiliated with the Fund.

SHAREHOLDER INFORMATION

PURCHASE OF FUND

Distribution and Eligible Investors. Shares of the SSgA Funds are offered without a sales commission by State Street Global Markets, LLC (the "Distributor"), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity.

Minimum Initial and Subsequent Investments and Account Balance. The Fund requires a minimum initial investment of $1,000, with the exception of IRA accounts, for which the minimum initial investment is $250. Subsequent investments must be at least $100. An investment in the Fund (other than IRA accounts) may be subject to redemption at the Fund's discretion if the account balance is less than $1,000 as a result of shareholder redemptions. The Transfer Agent will give shareholders 60 days' notice that the account will be closed unless an investment is made to increase the account balance to the $1,000 minimum. Failure to bring the account balance to $1,000 may result in the Transfer Agent closing the account at the net asset value (NAV) next determined on the day the account is closed and mailing the proceeds to the shareholder's address shown on the Transfer Agent's records. If you are purchasing Fund assets through a pension or other participation plan, you should contact your plan administrator for further information on purchases.

Purchase Dates and Times. Fund shares may be purchased on any business day at the net asset value next determined after receipt of the purchase order. A business day is one on which the New York Stock Exchange is open for regular trading. All purchases must be made in US dollars. Purchase orders in good form (described below) and payments for Fund shares by check or by wire transfer must be received by the Transfer Agent prior to the close of the regular trading session of the New York Stock Exchange, which ordinarily is 4 p.m. Eastern time, to be effective on the date received. If an order or payment is received on a non-business day or after the close of the New York Stock Exchange, the order will be effective on the next business day. The SSgA Funds reserve the right to reject any purchase order.

Order and Payment Procedures. There are several ways to invest in the SSgA Funds. The Funds require a purchase order in good form, which consists of a completed and signed application for each new account, unless the account is opened through a third party which has a signed agreement with the Distributor or the SSgA Funds and does not require a completed application to be submitted to

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the SSgA Funds. For additional information, including the IRA package, additional applications or other forms, call the Customer Service Department at 1-800-647-7327, or write: SSgA Funds, P.O. Box 8317, Boston, MA 02266-8317. You may also access this information online at www.ssgafunds.com.

Customer Identification. We are required by law to obtain certain personal information from you which will be used by us to verify your identity. When you open an account, we will ask for your name, address, date of birth (for individuals), taxpayer or other government identification number and other information that will allow us to identify you. We may also request to review other identifying documents such as driver's license, passport or documents showing the existence of the business entity. If you do not provide the personal information requested on the account application, we may not be able to open your account. Failure to provide the personal information requested on the account application may also result in a delay in the date of your purchase or in the rejection of the application and the return of your investment monies. After your account has been opened, if we are unable to verify your identity, we reserve the right to close your account or take such other steps as we deem reasonable. The SSgA Funds reserve the right to reject any purchase order.

Mail. For new accounts, please mail the completed application and check. Additional investments should also be made by check. You must include the Fund name and account number on your check, or use the remittance form attached to the confirmation statement (in the return envelope provided). All checks should be made payable to the SSgA Funds or State Street Bank. If using a servicing agent or broker-dealer, please verify with them the proper address or instructions required before writing and mailing your check. All purchase requests should be mailed to one of the following addresses:

Regular Mail:	Registered, Express or Certified Mail:
SSgA Funds P.O. Box 8317 Boston, MA 02266-8317	SSgA Funds 30 Dan Road Canton, MA 02021

All purchases made by check should be in US dollars from a US bank. Third party checks for initial purchases and checks drawn on credit card accounts for new and initial purchases will not be accepted.

Federal Funds Wire. You may make initial or subsequent investments by wiring federal funds to State Street Bank by:

1.  Telephoning the Customer Service Department at 1-800-647-7327 between 8 a.m. and 4 p.m. Eastern time, and stating: (a) your account registration number, address and social security or tax identification number; (b) the name of the Fund in which the investment is to be made and the account number; and (c) the exact amount being wired.

2.  Instructing the wiring bank to wire federal funds to:

  State Street Bank and Trust Company
2 Avenue DeLafayette, Boston, MA 02111
ABA #0110-0002-8
DDA #9904-631-0
SSgA (Name of Fund) Fund(s)
Account Number and Registration
Dollar Amount Per Account (if one wire is to cover more than one purchase)

If all wires, checks and transfers are not identified properly as instructed above, the Transfer Agent may delay, reject and/or incorrectly apply the settlement of your purchase. Any wires received at State Street Bank without a corresponding call into the Customer Service Department will be purchased as indicated on the wire at the next determined net asset value and will earn the dividend declared on the next business day, if applicable according to the Fund.

Automatic Investment Plan. Once the initial investment has been made, you may make subsequent investments of $100 or more monthly, quarterly or annually by direct deposit through Automatic Clearing House (ACH) by debiting your bank checking account. Please complete the appropriate section of the application and attach a voided personal check to correctly code your account with the bank instructions. Once this option has been established, you may call the Customer Service Department at 1-800-647-7327 prior to 4 p.m. Eastern time to make additional automatic purchases, to change the amount of the existing automatic purchase, or to stop it. Shares will be purchased at the offering price next determined following receipt of the order by the Transfer Agent.

In-Kind Purchase of Securities. The SSgA Funds, at the Funds' discretion, may permit you to purchase shares through the exchange of other securities you own. Any securities exchanged must meet the following criteria:

1.  The investment objective, policies and limitations must match that of the Fund;

2.  The shares must have a readily ascertainable market value;

3.  The shares must be liquid;

4.  The shares must not be subject to restrictions on resale; and

5.  The market value of any securities exchanged, plus any cash, must be at least $25 million; the SSgA Funds reserve the right to make exceptions to this minimum or to increase the minimum at its discretion.

Shares purchased in exchange for securities generally may not be redeemed or exchanged until the transfer has settled—ordinarily within three business days following the date of the exchange.

The basis of the exchange will depend upon the relative net asset value of the shares purchased and securities exchanged. Securities accepted by the Funds will be valued in the same

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manner as the Fund values its assets. Any interest earned on the securities following their delivery to the Transfer Agent and prior to the exchange will be considered in valuing the securities. All interest, dividends subscription or other rights attached to the securities become the property of the Funds, along with the securities.

REDEMPTION OF FUND SHARES

Fund shares may be redeemed on any business day at the net asset value next determined after the receipt of a redemption request by following one of the methods described below. A business day is one on which the New York Stock Exchange is open for regular trading. Ordinarily, proceeds of redemption requests received before the close of the New York Stock Exchange on any business day are sent out the next business day. Unless otherwise specified, payments of redemption proceeds will be mailed to your address of record. Redemption requests must be received prior to the close of the New York Stock Exchange (which ordinarily is 4 p.m. Eastern time) in order to be effective on the date received.

If you purchased Fund shares by check or an automatic investment program (AIP) and you elect to redeem shares within 15 days of the purchase, you may experience delays in receiving redemption proceeds. In this case, the Fund will generally postpone sending redemption proceeds until it can verify that the check or AIP investment has been collected, but in no event will this delay exceed 15 days from the date of purchase. There will be no such delay for redemptions following investments paid by federal funds wire or by bank cashier's check, certified check or treasurer's check.

Telephone and Other Electronic Redemptions. Shareholders may normally redeem Fund shares by telephoning the Customer Service Department at 1-800-647-7327 between 8 a.m. and 4 p.m. Eastern time. You must complete the appropriate section of the application and attach a voided check to code your account correctly with the bank information before utilizing this feature. The SSgA Funds and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are properly authorized. Neither the SSgA Funds, the Distributor nor the Transfer Agent will be responsible for any loss or expense for executing instructions that are deemed to be authorized and genuine after following reasonable procedures. These procedures include recording telephonic instructions, mailing to the shareholder a written confirmation of the transaction, performing a personal identity test with private information not likely to be known by other individuals, and restricting mailing of redemptions to your address of record. Please note that if the address of record has been changed within 60 days of the redemption request, the request must be in writing. See "Redemption and Exchange Requests in Writing." To the extent the Transfer Agent fails to use reasonable procedures as a basis for its belief, it and/or its service contractors may be liable for telephone instructions that prove to be fraudulent or unauthorized. The SSgA Funds, the Distributor or the Transfer Agent will be responsible for fraudulent or unauthorized instructions received only if they act with willful misfeasance, bad faith or gross negligence.

During periods of significant or unusual economic or market activity, shareholders giving instructions by phone may encounter delays.

Redemption Proceeds by Wire. Upon request, redemption proceeds of $1,000 or more will be wire transferred to your account at a domestic commercial bank that is a member of the Federal Reserve System. You must indicate this option on your application or letter of instruction in good order. If bank instructions are not indicated on the account, a medallion guaranteed letter of instruction is required to add the bank information to send proceeds via wire. The SSgA Funds do not provide wire transfer service for redemption proceeds of less than $1,000. The shares will be redeemed from the account on the day the redemption instructions are received and the proceeds wire will normally be sent the next business day, but may take up to seven business days. Although the SSgA Funds do not charge a fee for this service, it reserves the right to charge a fee for the cost of wire-transferred redemptions, and your bank may charge a fee for receiving the wire. Please check with your bank before requesting this feature.

Redemption Proceeds by Check. Telephone redemption requests for proceeds less than $50,000 may be sent by check and to the address shown on the Transfer Agent's registration record, provided that the address has not been changed within 60 days of the redemption request. Shares will be redeemed using that day's closing price. All proceeds by check will normally be sent the following business day. Requests for redemptions over $50,000 must be in writing and bear a medallion guarantee. Please follow instructions under "Redemption and Exchange Requests in Writing."

Redemption and Exchange Requests in Writing. In certain circumstances, a shareholder will need to make a request to sell or exchange shares in writing (please use the addresses for purchases by mail listed under "Purchase of Fund Shares"). In order for a redemption or exchange request to be received by the Transfer Agent in good form, the shareholder may need to include additional items with the request, as shown in the table below. Shareholders may need to include a medallion guarantee, which protects them against fraudulent orders. A written request for redemption or exchange with a medallion guarantee will be required if:

1.  Your address of record has changed within the past 60 days;

2.  You are redeeming more than $50,000 worth of shares;

3.  You are requesting that a payment be sent to an address other than the address of record; or

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4.  You are requesting that a payment be made payable to persons other than the registered owner(s).

Medallion guarantees can usually be obtained from the following sources:

1.  A broker or securities dealer, registered with a domestic stock exchange;

2.  A federal savings, cooperative or other type of bank;

3.  A savings and loan or other thrift institution;

4.  A credit union; or

5.  A securities exchange or clearing agency.

Please check with the institution prior to signing to ensure that they are an acceptable medallion guarantor. A notary public cannot provide a medallion guarantee.

Seller	Requirements for Written Requests
Owner of individual, joint, sole proprietorship, UGMA/UTMA (custodial accounts for minors) or general partner accounts	• Letter of instruction, signed by all persons authorized to sign for the account stating general titles/capacity, exactly as the account is registered; and
• Medallion guarantee, if applicable (see above).

Owners of corporate or association accounts	• Letter of instruction signed by authorized person(s), stating capacity as indicated by the corporate resolution;
• Corporate resolution, certified within the past 90 days; and
• Medallion guarantee, if applicable (see above).

Owners or trustees of trust accounts	• Letter of instruction, signed by all trustees;
• If the trustees are not named in the registration, please provide a copy of the trust document certified within the past 60 days; and
• Medallion guarantee, if applicable (see above).

Joint tenancy shareholders whose co-tenants are deceased	• Letter of instruction signed by surviving tenant(s); • Certified copy of the death certificate; and • Medallion guarantee, if applicable (see above).

Please contact the Customer Service Department at 1-800-647-7327 for questions and further instructions.

In-Kind Redemptions. The Fund may pay any portion of the redemption amount in excess of $15 million by a distribution in kind of readily marketable securities from the portfolio of the Fund in lieu of cash. You will incur brokerage charges and may incur other fees on the sale of these portfolio securities. In addition, you will be subject to the market risks associated with such securities until such time as you choose to dispose of the security.

Systematic Withdrawal Plan by Check. If your account balance is over $10,000, you may request periodic cash withdrawals automatically be paid to you or any person you designate. If the checks are returned to the Fund as undeliverable or remain uncashed for six months or more, the systematic withdrawal plan will be cancelled and the amount will be reinvested in the relevant Fund at the per share net asset value determined as of the date of the cancellation of the checks. No interest will accrue on the amounts represented by the uncashed distributions or redemption checks.

Systematic Withdrawal Plan by ACH. You may make automatic withdrawals of $100 or more by completing the appropriate sections of the application. You must also attach a voided check to code your account with the correct wire instructions. This option allows you to designate future withdrawal dates and amounts as long as your account balance is over $10,000.

Please note that proceeds from ACH withdrawals will be transmitted to the investor's bank two days after the trade is placed or executed automatically.

Suspension of Shareholder Redemptions. The SSgA Funds reserve the right to suspend the right of shareholder redemption, or postpone the date of payment for more than seven days: (1) if emergency conditions should exist, as specified in the 1940 Act, or as determined by the SEC, as a result of which disposal of portfolio securities or determination of the net asset value of the Funds are not reasonably practicable; (2) for any period during which trading on the New York Stock Exchange is restricted as determined by the SEC or the New York Stock Exchange is closed (other than customary weekend and holiday closings); or (3) for such other periods as the SEC may by order permit for the protection of shareholders of the Funds.

EXCHANGES

Telephone Exchange and Systematic Exchange. Subject to satisfying the minimum investment requirement, investors may have $100 or more of their Fund shares exchanged for shares of any other SSgA Fund on a business day. There is no charge for this service. To use this option, contact the Customer Service Department at 1-800-647-7327.

For telephone exchanges, shares are exchanged on the basis of relative net asset value per share on the business day on which the call is placed or upon written receipt of instructions in good form by the Transfer Agent (please see Redemption and Exchange Requests in Writing above).

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Exchanges may be made over the phone if the registrations of the two accounts are identical. For systematic exchanges, you can choose the date, the frequency (monthly, quarterly or annually) and the amount. If the shares were purchased by check, the shares must have been present in an account for 15 days before the exchange is made. The exchange privilege will only be available in states which permit exchanges and may be modified or terminated by the Fund upon 60 days' written notice to shareholders. For Federal income tax purposes, an exchange constitutes a sale of shares, which may result in a capital gain or loss to the shareholder. Please contact your tax advisor. The SSgA Funds reserve the right to terminate or modify the exchange privilege in the future.

MARKET TIMING/EXCESSIVE TRADING

The Board of Trustees has adopted a policy to discourage excessive trading or "market timing." Frequent trading of Fund shares, often in response to short-term fluctuations in the market, also known as "market timing," is not knowingly permitted by the SSgA Funds. Short-term or excessive trading into and out of a Fund may harm the Fund's performance by disrupting portfolio management strategies and by increasing expenses. These expenses are borne by all Fund shareholders, including long-term investors who do not generate such costs. Accordingly, the SSgA Funds discourage excessive trading and reserve the right to refuse or restrict a future purchase by any person if it reasonably believes that such purchase or sale is part of a market timing strategy. As a means to protect the Funds and their shareholders from harmful short-term and excessive trading: (1) cash flows are monitored on all of the Funds on a daily basis to detect and investigate large movements; and (2) with respect to Funds that invest in securities that trade on foreign markets, pursuant to the Funds' Fair Valuation Procedures, pricing adjustments may be made based on information received from a third party multi-factor fair valuation pricing service. For a more detailed discussion of the Funds' pricing policies, please refer to the Prospectus section entitled "Pricing of Fund Shares."

Although there is generally no consensus in the marketplace as to what level of trading activity constitutes excessive trading, we may consider trading in the Fund's shares to be excessive if: you sell shares within a short period of time after the shares were purchased; you make two or more purchases and redemptions within a short period of time; you enter into a series of transactions that is indicative of a market timing pattern or strategy; or we reasonably believe that you have engaged in such practices in connection with other SSgA mutual funds.

If the Fund discovers that an investor or a client of a broker has engaged in excessive trading, the investor or broker will be asked to cease such activity and the Fund may refuse to process such investor's or broker's purchase orders (including purchases effected as exchanges). Of course, your right to purchase shares through an automatic investment plan or redeem your shares in full (or in part through a systematic withdrawal plan) are unaffected by these restrictions. In determining whether to take such actions, the SSgA Funds seek to act in a manner that is consistent with the best interests of its shareholders. Although the Funds will attempt to give you prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. While the SSgA Funds attempt to discourage market timing, there can be no guarantee that it will be able to identify investors who are engaging in excessive trading or limit their trading practices. Additionally, frequent trades of small amounts may not be detected. The SSgA Funds and its service providers may not have any information about the identity of the underlying shareholders in accounts held by Intermediaries or the nature or extent of their individual transactions. Thus, the SSgA Funds may not be able to determine whether trading by an Intermediary account underlying shareholder is contrary to the SSgA Funds' market timing and excessive trading policy. The SSgA Funds recognize that it may not always be able to detect or prevent market timing activity or other activity that may disadvantage the Funds or its shareholders. In fact, the ability of SSgA to monitor trades that are placed by Intermediary accounts and individual named shareholders in the Funds may be severely limited in the case of underlying shareholders in Intermediary.

DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS

The SSgA Funds have adopted a distribution plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. The Plan allows a Fund to pay distribution and other fees for the sale and distribution of Fund shares and for services provided to shareholders. In addition, under the Plan, a Fund may pay shareholder servicing fees to Intermediaries, including affiliates of the Advisor (such as State Street Bank and Trust Company, State Street Global Markets LLC, and CitiStreet LLC) for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents. Because these fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Payments to the Distributor by the SSgA Funds for the sale and distribution of Fund shares are not permitted by the Plan to exceed .25% of the Fund's average net asset value per year. Payments to Intermediaries providing shareholder services to the Funds are not permitted by the Plan to exceed .20%. Any payments that are required to be made to the Distributor or Intermediary that cannot be made because of the .25% limitation may be carried forward and paid in the following two fiscal years so long as the Plan is in effect. The SSgA Funds are offered without imposition of a front-end sales load or contingent deferred sales load. Long-term shareholders of a Fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end

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sales charge permitted by the National Association of Securities Dealers, Inc.

The Advisor or Distributor, or an affiliate of the Advisor or Distributor, out of its own resources, and without additional cost to the SSgA Funds and their shareholders, may directly or indirectly make additional cash payments, as described below, to Intermediaries who sell shares of the SSgA Funds. Such payments and compensation are in addition to the Rule 12b-1 fees paid by the SSgA Funds. These additional cash payments are generally made monthly to Intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the Intermediary. Cash compensation may also be paid to Intermediaries for inclusion of a Fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the Intermediary provides shareholder services to Fund shareholders. Additional cash payments to Intermediaries will vary. For more information regarding these arrangements, please read "Distribution and Shareholder Servicing" in the Statement of Additional Information.

From time to time, the Advisor or Distributor, or an affiliate of the Advisor or Distributor, may also pay non-cash compensation to the sales representatives of Intermediaries. Examples of such compensation include the following: (1) ordinary and usual gratuities, tickets and other business entertainment; and/or (2) sponsorship of regional or national events of Intermediaries. The cost of all or a portion of such non-cash compensation may be borne indirectly by the SSgA Funds as expense reimbursement payments to the Distributor under the Plan.

Third Party Transactions. The SSgA Funds have authorized Intermediaries to accept purchase, redemption and exchange orders on the Fund's behalf. The Intermediary is responsible for the timely delivery of any order to the SSgA Funds. Therefore, orders received prior to the close of the New York Stock Exchange by an Intermediary that has been authorized to accept orders on the Fund's behalf (or other intermediaries designated by the Intermediary) will be deemed accepted by the Fund the same day and will be executed at that day's closing share price. Each Intermediary's agreement with the Fund permits the Intermediary to transmit orders received by the Intermediary (or its designee) prior to the close of regular trading on the New York Stock Exchange to the Fund after that time and allows those orders to be executed at the closing share price calculated on the day the order was received by the Intermediary (or its designee). The Funds are not responsible for the failure of an Intermediary to process a transaction for you in a timely manner. If you are purchasing, selling, exchanging or holding Fund shares through a program of services offered by an Intermediary, you may be required by the Intermediary to pay additional fees. You should contact the Intermediary for information concerning what additional fees, if any, may be charged.

PRICING OF FUND SHARES

The Fund determines the price per share each business day as of the close of the regular trading session of the New York Stock Exchange (which is normally 4 p.m. Eastern time). The price of Fund shares is computed by dividing the current value of the Fund's assets (less liabilities) by the number of shares of the Fund outstanding and rounding to the nearest cent. A business day is one on which the New York Stock Exchange is open for regular trading. Pricing does not occur on non-business days. Share value for purchase, redemption or exchange will be based on the net asset value next calculated after your order is received in good form (i.e., when all required documents and your check or wired funds are received). See "Purchase of Fund Shares," "Redemption of Fund Shares," and "Exchanges" for more information.

The SSgA Funds value portfolio securities according to Board-approved Securities Valuation Procedures, including Market Value Procedures, Fair Value Procedures and Pricing Services. Money market fund securities are priced using the amortized cost method of valuation; as are debt obligation securities maturing within 60 days of the valuation date, unless the Board determines that amortized cost does not represent market value of short-term debt obligations.

Ordinarily, the SSgA Funds value each portfolio security based on market quotations provided by Pricing Services, alternative pricing services or dealers, and fair valuation pricing adjustments from third parties (when permitted by the Market Value Procedures). Generally, Fund securities are valued at the close of the market on which they are traded as follows:

•  US listed equities; equity and fixed income options: Last sale price; last bid price if no sales;

•  US over-the-counter equities: Official closing price; last bid price if no closing price;

•  Foreign equities: Official closing price, where available, or last sale price; last bid price if no closing price, adjusted to reflect the Administrator's or Custodian's determination of the impact of events occurring subsequent to the close of such markets but prior to the time as of which the Fund calculates its NAV (such adjustments are made pursuant to information received from a third party multi-factor fair valuation pricing recommendation);

•  Listed ADRs/GDRs: Last sale price; last bid price if no sales;

•  Municipal bonds, US bonds, Eurobonds/foreign bonds: Evaluated bid price; broker quote if no evaluated bid price;

•  Futures: Settlement price.

If market quotations are not readily available for a security or if subsequent events suggest that a market quotation is not reliable, the SSgA Funds will use the security's fair value, as determined in accordance with Fair Value Procedures. This generally means that equity securities and fixed income

16

securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. The Funds may use the fair value of a portfolio security to calculate their NAV when, for example: (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed; (2) trading in a portfolio security is suspended and not resumed prior to the time as of which the Funds calculate their NAV; (3) where a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time as of which the Funds calculate their NAV; (4) a security's price has remained unchanged over an extended period of time (often referred to as a "stale price"), or (5) the Custodian or Administrator determines that a market quotation is inaccurate. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Funds' Board of Trustees believes reflects fair value. A security valued on the basis of an evaluation of its fair value may be valued at a price higher or lower than available market quotations. A security's valuation may differ depending on the method used and the factors considered in determining value pursuant to the Fair Value Procedures. There can be no assurance that the Funds' net asset value fairly reflects security values as of the time of pricing when using the Fair Value Procedures to price the Funds' securities. Events or circumstances affecting the values of Fund securities that occur between the closing of the principal markets on which they trade and the time the net asset value of Fund shares is determined may be reflected in the Trust's calculation of net asset values for each applicable Fund when the Trust deems that the particular event or circumstance would materially affect such Fund's net asset value.

Because foreign securities can trade on non-business days, the net asset value of a Fund's portfolio that includes foreign securities may change on days when shareholders will not be able to purchase or redeem Fund shares.

DIVIDENDS AND DISTRIBUTIONS

The Board of Trustees intends to declare and pay dividends on shares of the Funds annually from net investment income. The Board of Trustees intends to declare distributions annually from net short-term and long-term capital gains, if any, generally in mid-October. An additional distribution may be declared and paid in December if required for the Funds to avoid the imposition of a 4% federal excise tax on undistributed capital gains.

Dividends declared in October, November or December and payable to shareholders of record in such months will be deemed for Federal income tax purposes to have been paid by the Fund and received by shareholders on December 31 of that year if the dividend is paid prior to February 1 of the following year.

Income dividends and capital gains distributions will be paid in additional shares at their net asset value on the record date unless you have elected to receive them in cash. You may make this election by giving 30 days' written notice to the Transfer Agent. If it is determined that the US Postal Service cannot properly deliver Fund mailings to you, or if a check remains uncashed for at least six months, the cash election will be changed automatically. Future dividends and other distributions will be reinvested in additional shares of the relevant Fund until you notify the SSgA Funds in writing of the correct address. You must also request in writing that the election to receive dividends and other distributions in cash be reinstated. In addition, following the six-month period, any undeliverable or uncashed checks will be cancelled and the amounts will be reinvested in the relevant Fund at the per share net asset value determined as of the date of cancellation of the checks. No interest will accrue on the amounts represented by the uncashed distribution or redemption checks.

Any dividend or capital gain distribution paid by the Fund shortly after a purchase of shares will reduce the per share net asset value of the Fund by the amount of the dividend or distribution. In effect, the payment will represent a return of capital to the shareholder. However, you will be subject to taxes with respect to such dividend or distribution.

Distribution Option. You can choose from four different distribution options as indicated on the application:

•  Reinvestment Option—Dividends and capital gain distributions will be automatically reinvested in additional shares of the Fund. If you do not indicate a choice on the application, this option will be automatically assigned.

•  Income-Earned Option—Capital gain distributions will be automatically reinvested, but a check or wire will be sent for each dividend distribution.

•  Cash Option—A check, wire or direct deposit (ACH) will be sent for each dividend and capital gain distribution.

•  Direct Dividends Option—Dividends and capital gain distributions will be automatically invested in another identically registered SSgA Fund.

If the cash option is selected and you chose a wire or direct deposit (ACH), the distribution will be sent to a pre-designated bank by the payable date. If you chose cash option and requested a check, the check will be mailed to you. If cash option has been selected and the account is closed anytime during the month, the dividends will automatically be wired the following business day after the redemption to the bank where the redemption wire was sent. If an account is closed during the month and dividends were to be reinvested, the proceeds will automatically be sent by check to the address of record.

Dividend proceeds may be transmitted (if that option is elected) by direct deposit through ACH. ACH will transmit

17

the proceeds to the pre-designated bank account by the payable date. If you chose cash option and requested a check, the check will be mailed to you.

TAXES

The tax discussion in this Prospectus is only a summary of certain United States federal income tax issues generally affecting the SSgA Funds and their shareholders. The following assumes any Fund shares will be capital assets in the hands of a shareholder. Circumstances among investors may vary, so you are encouraged to discuss investment in the SSgA Funds with your tax advisor.

Dividends from net investment income (other than qualified dividend income, as described below) and distributions of net short-term capital gains are taxable to you as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term taxable gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares. Under current federal income tax law (in effect for taxable years beginning on or before December 31, 2010), distributions of earnings from qualifying dividends received by the SSgA Funds from domestic corporations and qualified foreign corporations will be taxable to non-corporate shareholders at the same rate as long-term capital gains, which is currently 15%, instead of at the ordinary income rate, provided certain requirements are satisfied.

Distributions, whether received as cash or reinvested in additional shares, may be subject to federal income taxes. Dividends and distributions may also be subject to state or local taxes. Depending on the tax rules in the state in which you live, a portion of the dividends paid by the Fund attributable to direct obligations of the US Treasury and certain agencies may be exempt from state and local taxes.

Selling (including an exchange of) your Fund shares is a taxable event and may result in capital gain or loss. A capital gain or capital loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds. Any capital loss incurred on the sale or exchange of Fund shares held for six months or less will be treated as a long-term loss to the extent of long-term capital gain dividends received with respect to such shares. Additionally, any loss realized on a sale, redemption or exchange of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of that same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the tax basis of the shares acquired. You are responsible for any tax liabilities generated by your transactions. The wash sale rules are not applicable with respect to money market Fund shares.

You will be notified after each calendar year of the amount of income, dividends and net capital gains distributed. You will also be advised of the percentage of the dividends from the Fund, if any, that are exempt from federal income tax and the portion, if any, of those dividends that is a tax preference item for purposes of the alternative minimum tax. If you purchase shares of the SSgA Funds through an Intermediary, that entity will provide this information to you.

Each Fund is required to withhold a legally determined portion of all taxable dividends, distributions and redemption proceeds payable to any noncorporate shareholder that does not provide the Fund with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to backup withholding. This is not an additional tax but can be credited against your tax liability. Shareholders that invest in a Fund through a tax-deferred account, such as a qualified retirement plan, generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax advisor about investing through such an account.

Foreign shareholders invested in any SSgA Fund should consult with their tax advisors as to if and how the United States federal income tax and its withholding requirements applies to them.

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18

SSgA FUNDS

SSgA Money Market Fund

SSgA US Government Money Market Fund

SSgA Tax Free Money Market Fund

SSgA Yield Plus Fund

SSgA Intermediate Fund

SSgA Bond Market Fund

SSgA High Yield Bond Fund

SSgA Core Opportunities Fund

SSgA S&P 500 Index Fund

SSgA Disciplined Equity Fund

SSgA Small Cap Fund

SSgA Enhanced Small Cap Fund

SSgA Tuckerman Active REIT Fund

SSgA Aggressive Equity Fund

SSgA IAM SHARES Fund

SSgA Large Cap Value Fund

SSgA Concentrated Growth Opportunities Fund

SSgA Directional Core Equity Fund

SSgA Core Edge Equity Fund

SSgA Emerging Markets Fund

SSgA International Stock Selection Fund

SSgA International Growth Opportunities Fund

SSgA Life Solutions Growth Fund

SSgA Life Solutions Balanced Fund

SSgA Life Solutions Income and Growth Fund

ADDITIONAL INFORMATION ABOUT THE SSgA FUNDS

For more information about the SSgA Funds, the following documents are available without charge:

Annual and Semi-Annual Reports. Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In each Fund's annual report (other than money market funds), you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI): The SAI provides more detailed information about the Funds including, but not limited to, information about the SSgA Funds' policies with respect to selective disclosure of each Fund's portfolio holdings.

The annual report and the SAI for each Fund are incorporated into this Prospectus by reference. You may obtain free copies of the annual report, semi-annual report or the SAI of the Funds, and may request other information or make other inquiries, by contacting the Distributor at:

State Street Global Markets LLC
State Street Financial Center
One Lincoln Street
Boston, Massachusetts 02111-2900
1-800-997-7327

The Funds' Prospectus, SAI and annual and semiannual reports to shareholders are available, free of charge, on the Funds' website at www.ssgafunds.com.

You can review and copy information about the Funds (including the SAI) at the SEC's Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-942-8090. Reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet website at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

SSgA Funds' SEC File No. 811-05430

Filed pursuant to Rule 485(b)

File Nos. 33-19229; 811-5430

SSgA FUNDS

State Street Financial Center

One Lincoln Street

Boston, Massachusetts  02111-2900

1-800-997-7327

www.ssgafunds.com

STATEMENT OF ADDITIONAL INFORMATION

SSgA CORE EDGE EQUITY FUND

SEPTEMBER 1, 2007

This Statement of Additional Information (“Statement”) is not a Prospectus but should be read in conjunction with the Funds’ current Prospectus dated September 1, 2007.  This Statement describes the SSgA Funds generally and provides additional information about the Fund listed above. To obtain, without charge, the Prospectus or the most recent Annual Report to Shareholders, which contains the Funds’ financial statements incorporated herein by reference, please call 1-800-647-7327. You may also obtain the Prospectus or Annual Report through the SSgA Funds’ website at www.ssgafunds.com.

TABLE OF CONTENTS

HISTORY	3

DESCRIPTION OF INVESTMENTS AND RISKS	3

Investment Strategies and Risks	3
Hedging Strategies and Related Investment Techniques	8
Selective Disclosure of the SSgA Funds’ Portfolio Holdings	11
Investment Restrictions	13
Temporary Defensive Position	14
Portfolio Turnover	14

MANAGEMENT OF THE FUND	14

Board of Trustees and Officers	14
Compensation	19
Equity Securities Beneficially Owned By Trustees For The Calendar Year Ended December 31, 2007	20
Controlling and Principal Shareholders	21

INVESTMENT ADVISORY AND OTHER SERVICES	21

Advisor	21
Portfolio Managers	22
Administrator	23
Custodian	24
Transfer and Dividend Paying Agent	25
Distributor	25
Code of Ethics	25
Distribution Plans and Shareholder Servicing Arrangements	25
Independent Registered Public Accounting Firm	26
Legal Counsel	26

BROKERAGE PRACTICES AND COMMISSIONS	27

PRICING OF FUND SHARES	27

TAXES	28

CALCULATION OF PERFORMANCE DATA	29

ADDITIONAL INFORMATION	30

Shareholder Meetings	30
Capitalization and Voting	30
Federal Law Affecting State Street	30
Proxy Voting Policy	30
Massachusetts Business Trust	31

FINANCIAL STATEMENTS	31

PROXY VOTING POLICY	32

HISTORY

The SSgA Funds is a single legal entity organized on October 3, 1987 as a Massachusetts business trust, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended.

DESCRIPTION OF INVESTMENTS AND RISKS

The SSgA Funds is an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The SSgA Funds operates distinct investment portfolios referred to individually as a “Fund” or collectively as the “Funds”. SSgA Funds offers shares of beneficial interest in the Funds as described in the applicable Prospectuses. The Fund described in this SAI is diversified as provided by the 1940 Act. Under the 1940 Act, a diversified company is defined as a management company which meets the following requirements: at least 75% of the value of its total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities of any single issuer limited to 5% or less of each of the Fund’s total assets, and to not more than 10% of the outstanding voting securities of such issuer.  Capitalized terms used in this Statement and not otherwise defined have the meanings assigned to them in the Prospectus.

Investment Strategies and Risks

To the extent consistent with its non-fundamental investment objective and restrictions, the Fund may invest in the following instruments and utilize the following investment techniques:

Short Sales. The Fund may engage in short sales, including short sales against the box.  Short sales are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security.  A short sale against the box is a short sale where at the time of the sale, the Fund owns or has the right to obtain securities equivalent in kind and amounts.  To complete such a transaction, the Fund must borrow the security to make delivery to the buyer.  The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement.  The price at such time may be more or less than the price at which the security was sold by the Fund.  Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividend which accrues during the period of the loan.  To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold.  There will also be other costs associated with short sales. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security.  The Fund will realize a gain if the security declines in price between those dates.  This result is the opposite of what one would expect from a cash purchase of a long position in a security.  The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of interest the Fund may be required to pay in connection with a short sale, and will be also decreased by any transaction or other costs.

Until the Fund replaces a borrowed security in connection with a short sale, the Fund will (a) segregate cash or liquid assets at such a level that the segregated assets plus any amount deposited with the broker as collateral will equal the current value of the security sold short or (b) otherwise cover its short position in accordance with applicable law. There is no guarantee that the Fund will be able to closeout a short position at any particular time or at an acceptable price.  During the time that a Fund is short a security, it is subject to the risk that the lender of the security will terminate the loan at a time when the Fund is unable to borrow the same security from another lender.  If that occurs, the Fund may be “bought in” at the price required to purchase the security needed to close out the short position, which may be a disadvantageous price.

In addition to the short sales discussed above, the Fund may make short sales “against the box,” a transaction in which the Fund enters into a short sale of a security that the Fund owns or has the right to obtain at no additional cost.  The Fund does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs.  If a Fund effects a short sale of securities against the box at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a “constructive sale”) on the date it effects the short sale.  However, such constructive sale treatment may not apply if the Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied.

American Depository Receipts (ADRs).  ADRs may be purchased by a Fund under certain circumstances as an alternative to directly investing in foreign securities.  Generally, ADRs, in registered form, are designed for use in the US securities markets.  ADRs are receipts typically issued by a US bank or trust company evidencing ownership of the underlying securities.  ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank.  ADRs do not eliminate the risk inherent in investing in the securities of foreign issuers.  However, by investing in ADRs rather than directly in a foreign issuer’s stock, a Fund can minimize currency risks during the settlement period for either purchases or sales.  In general, there is a large liquid market in the US for many ADRs.  The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards may be more uniform and more exacting than those to which many foreign issuers are subject.

Preferred Stocks.  Preferred stock, unlike common stock, generally confers a stated dividend rate payable from the corporation’s earnings.  Such preferred stock dividends may be cumulative or noncumulative, fixed, participating, auction rate or other.  If interest rates rise, a fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline either absolutely or relative to alternative investments.  Preferred stock may have mandatory sinking Fund provisions, as well as provisions that allow the issuer to redeem or call the stock.  The right to payment of preferred stock is generally subordinate to rights associated with a corporation’s debt securities.

Equity Swaps.  Equity swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value of a specified index or asset.  In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset.  Although swap agreements entail the risk that a party will default on its payment obligations, the portfolios will minimize this risk by entering into agreements only with counterparties that the Advisor deems creditworthy.  The Advisor will allow the Funds to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds’ repurchase agreement guidelines.  Swap agreements bear the risk that a Fund will not be able to meet its obligation to the counterparty.  This risk will be mitigated by investing the portfolios in the specific asset for which it is obligated to pay a return.

Warrants.  Warrants entitle the holder to buy equity securities at a specific price for a specific period of time.  Warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company.  Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date.  No Fund will invest more than 5% of the value of its net assets in warrants, or more than 2% in warrants which are not listed on the New York or American Stock Exchanges.

Commercial Paper.  Tax exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less.  It is typically issued to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing.  Each instrument may be backed only by the credit of the issuer or may be backed by some form of credit enhancement, typically in the form of a guarantee by a commercial bank.  Commercial paper backed by guarantees of foreign banks may involve additional risk due to the difficulty of obtaining and enforcing judgments against such banks and the generally less restrictive regulations to which such banks are subject.  The Fund will only invest in commercial paper rated at the time of purchase not less than Prime-1 by Moody’s Investors Service, Inc., A-1 by Standard & Poor’s Rating Group or F-1 by Fitch’s Investor Service.

Eurodollar Certificates of Deposit (ECDs),  Eurodollar Time Deposits (ETDs) and Yankee Certificates of Deposit (YCDs).  ECDs are US dollar denominated certificates of deposit issued by foreign branches of domestic banks.  ETDs are US dollar denominated deposits in foreign banks or foreign branches of US banks.  YCDs are US dollar denominated certificates of deposit issued by US branches of foreign banks.

Different risks than those associated with the obligations of domestic banks may exist for ECDs, ETDs and YCDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as loan limitations, examinations and reserve, accounting, auditing, recordkeeping and public reporting requirements.

Foreign Currency Risk. A Fund that invests in foreign securities or securities denominated in foreign currencies may be adversely affected by changes in currency exchange rates, exchange control regulations, foreign country indebtedness and indigenous economic and political developments. A Fund attempts to buy and sell foreign currencies on favorable terms, but will incur the cost of any price spread on currency exchanges when a Fund changes investments from one country to another or when proceeds from the sale of shares in US dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would  prevent a Fund from repatriating invested capital and dividends, withhold portions of interest and dividends at the source, or impose other taxes, with respect to a Fund’s investments in securities of issuers of that country. A change in the value of a foreign currency against the US dollar will result in a corresponding change in the US dollar value of the Fund’s securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the US dollar. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the US dollar. Many emerging markets countries have experienced substantial and in some periods extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have negative effects on the economies and securities markets of certain emerging market countries.

Foreign Securities.  The Fund is permitted to invest in foreign securities. Foreign securities include securities of foreign companies and foreign governments (or agencies or subdivisions thereof). The Fund will normally invest in foreign securities only if: (i) such securities are US dollar-denominated; or (ii) if such securities are not US dollar-denominated, the Fund contemporaneously enters into a foreign currency transaction to hedge the currency risk associated with the particular foreign security.  If the Fund’s securities are held abroad, the countries in which such securities may be held and the sub-custodian holding them must be approved by the Fund’s Board of Trustees or its delegate under applicable rules adopted by the SEC. In buying foreign securities, the Fund may convert US dollars into foreign currency, but only to effect securities transactions on foreign securities exchanges and not to hold such currency as an investment.

The globalization and integration of the world economic system and related financial markets have made it increasingly difficult to define issuers geographically. Accordingly, the Fund intends to construe geographic terms such as “foreign,” “non-US” “European, “ “Latin American,” and “Asian,” in the manner that affords to the Fund the greatest flexibility in seeking to achieve its investment objective(s). Specifically, in circumstances where the investment objective and/or strategy is to invest at least some percentage of the Fund’s assets in foreign securities, etc., the Fund will take the view that a security meets this description so long as the issuer of a security is tied economically to the particular country or geographic region indicated by words of the relevant investment objective and/or strategy (the “Relevant Language”). For these purposes the issuer of a security is deemed to have that tie if:

(i)                the issuer is organized under the laws of the country or a country within the geographic region suggested by the Relevant Language or maintains its principal place of business in that country or region; or

(ii)             the securities are traded principally in the country or region suggested by the Relevant Language; or

(iii)          the issuer, during its most recent fiscal year, derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the country or region suggested by the Relevant Language or has at least 50% of its assets in that country or region.

In addition, the Fund intends to treat derivative securities (e.g., call options) by reference to the underlying security. Conversely, if the investment objective and/or strategy of the Fund limits the percentage of assets that may be invested in “foreign securities,” etc. or prohibits such investments altogether, the Fund intends to categorize securities as “foreign,” etc. only if the security possesses all of the attributes described above in clauses (i), (ii) and (iii).

Foreign securities also include securities of foreign issuers represented by American Depositary Receipts (ADRs).  ADRs are issued by a US depository institution, but they represent a specified quantity of shares of a non-US stock company. ADRs trade on US securities exchanges but are treated as “foreign securities” for purposes of the limitations on the Fund’s investments in foreign securities because they are subject to many of the same risks as foreign securities as described below.

In addition to ADRs, the Fund may invest in sponsored or unsponsored Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs) to the extent they become available. GDRs and EDRs are typically issued by foreign depositaries and evidence ownership interests in a security or pool of securities issued by either a foreign or a US corporation. Holders of unsponsored GDRs and EDRs generally bear all the costs associated with establishing them. The depositary of an unsponsored GDR or EDR is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the GDR or EDR holders any voting rights with respect to the securities or pools of securities represented by the GDR or EDR. GDRs and EDRs also may not be denominated in the same currency as the underlying securities.  Registered GDRs and EDRs are generally designed for use in US securities markets, while bearer form GDRs and EDRs are generally designed for non-US securities markets. The Fund will treat the underlying securities of a GDR or EDR as the investment for purposes of its investment policies and restrictions.

Investments in foreign securities involve special risks and considerations.  As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. For example, foreign markets have different clearance and settlement procedures.  Delays in settlement could result in temporary periods when assets of the Fund are uninvested.  The inability of the Fund to make intended security purchases due to settlement problems could cause it to miss certain investment opportunities.  They may also entail certain other risks, such as the possibility of one or more of the following: imposition of dividend or interest withholding or confiscatory taxes, higher brokerage costs, thinner trading markets, currency blockages or transfer restrictions, expropriation, nationalization, military coups or other adverse political or economic developments; less government supervision and regulation of securities exchanges, brokers and listed companies; and the difficulty of enforcing obligations in other countries.  Purchases of foreign securities are usually made in foreign currencies and, as a result, the Fund may incur currency conversion costs and may be affected favorably or unfavorably by changes in the value of foreign currencies against the US dollar.  Further, it may be more difficult for the Fund’s agents to keep currently informed about corporate actions which may affect the prices of portfolio securities.  Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.  Certain markets may require payment for securities before delivery.  The Fund’s ability and decisions to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertibility of currencies and repatriation of assets.

A number of current significant political, demographic and economic developments may affect investments in foreign securities and in securities of companies with operations overseas.  Such developments include dramatic political changes in government and economic policies in several Eastern European countries and the republics composing the former Soviet Union, as well as the unification of the European Economic Community.  The course of any one or more of these events and the effect on trade barriers, competition and markets for consumer goods and services are uncertain.  Similar considerations are of concern with respect to developing countries. For example, the possibility of revolution and the dependence on foreign economic assistance may be greater in these countries than in developed countries.  Management seeks to mitigate the risks associated with these considerations through diversification and active professional management.

Foreign Currency.  The Funds have authority to deal in forward foreign currency exchange contracts (including those involving the US dollar) as a hedge against possible variations in the exchange rate between various currencies.  This is accomplished through individually negotiated contractual agreements to purchase or to sell a specified currency at a specified future date and price set at the time of the contract.  A Fund’s dealings in forward foreign currency exchange contracts may be with respect to a specific purchase or sale of a security, or with respect to its portfolio positions generally.  A Fund is not obligated to hedge its portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by Advisor.  Forward commitments generally provide a cost-effective way of defending against losses due to foreign currency depreciation in which the securities are denominated.

In addition to the forward exchange contracts, the Funds may also purchase or sell listed or OTC foreign currency options and foreign currency futures and related options as a short or long hedge against possible variations in foreign currency exchange rates.  The cost to a Fund of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing.  Transactions involving forward exchange contracts and futures contracts and options thereon are subject to certain risks.  Put and call options on currency may also be used to hedge against fluctuation in currency rates when forward contracts and/or futures are deemed to be not cost effective.  Options will not be used to provide leverage in any way.

Certain differences exist among these hedging instruments.  For example, foreign currency options provide the holder thereof the rights to buy or sell a currency at a fixed price on a future date.  A futures contract on a foreign currency is an agreement between two parties to buy and sell a specified amount of a currency for a set price on a future date.  Futures contracts and options on futures contracts are traded on boards of trade or futures exchanges.  The Funds will not speculate in foreign security or currency options or futures or related options.

No Fund may hedge its position with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such transactions) of the securities held in its portfolio denominated or quoted in that particular foreign currency.  No Fund will enter into a position hedging commitment if, as a result thereof, it would have more than 20% of the value of its assets committed to such contracts.  The Fund will not enter into a forward contract with a term of more than 36 months.

Forward Currency Transactions. The Fund’s participation in forward currency contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging involves the purchase or sale of foreign currency with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities. The purpose of transaction hedging is to “lock in” the US dollar equivalent price of such specific securities. Position hedging is the sale of foreign currency with respect to portfolio security positions denominated or quoted in that currency. The Fund will not speculate in foreign currency exchange transactions. Transaction and position hedging will not be limited to an overall percentage of the Fund’s assets, but will be employed as necessary to correspond to particular transactions or positions. The Fund may not hedge its currency positions to an extent greater than the aggregate market value (at the time of entering into the forward contract) of the securities held in its portfolio denominated, quoted in, or currently convertible into that particular currency. When the Fund engages in forward currency transactions, certain asset segregation requirements must be satisfied to ensure that the use of foreign currency transactions is unleveraged. When the Fund takes a long position in a forward currency contract, it must maintain a segregated account containing liquid assets equal to the purchase price of the contract, less any margin or deposit. When the Fund takes a short position in a forward currency contract, the Fund must maintain a segregated account containing liquid assets in an amount equal to the market value of the currency underlying such contract (less any margin or deposit), which amount must be at least equal to the market price at which the short position was established. Asset segregation requirements are not applicable when the Fund “covers” a forward currency position generally by entering into an offsetting position. The transaction costs to the Fund of engaging in forward currency transactions vary with factors such as the currency involved, the length of the contract period and prevailing currency market conditions. Because currency transactions are usually conducted on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities being hedged, but it does establish a rate of exchange that can be achieved in the future. Thus, although forward currency contracts used for transaction or position hedging purposes may limit the risk of loss due to an increase in the value of the hedged currency, at the same time they limit potential gain that might result were the contracts not entered into. Further, the Advisor may be incorrect in its expectations as to currency fluctuations, and the Fund may incur losses in connection with its currency transactions that it would not otherwise incur.  If a price movement in a particular currency is generally anticipated, the Fund may not be able to contract to sell or purchase that currency at an advantageous price. At or before the maturity of a forward sale contract, the Fund may sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices. Should forward prices decline during the period between the Fund’s entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to sell is less than the price of the currency it has agreed to purchase in the offsetting contract. The foregoing principles generally apply also to forward purchase contracts.

Income Risk. Income risk is the risk that falling interest rates will cause a Fund’s income over time to decline.

Illiquid Securities. The Fund may not invest more than 15% of its net assets in illiquid securities or securities that are not readily marketable.  These securities include repurchase agreements that have a maturity of longer than seven days, and including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Other securities considered illiquid are time deposits with maturities in excess of seven days, variable rate demand notes with demand periods in excess of seven days unless the Fund’s Advisor determines that such notes are readily marketable and could be sold promptly at the prices at which they are valued and guaranteed investment contracts; participation interests, floating and variable rate demand obligations and tender option bonds as to which the Fund cannot exercise a demand feature in seven or fewer days or for which there is no secondary market.  Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. The Fund’s Advisor will monitor the liquidity of such restricted securities under the supervision of the Fund’s Board of Trustees.The absence of a regular trading market for illiquid securities imposes additional risk on investments in these securities.  Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

IPO Holding Risk. IPO holding is the practice of participating in an initial public offering (IPO) with the intent of holding the security for investment purposes. Because an IPO is an equity security that is new to the public market, the value of IPOs may fluctuate dramatically. Therefore, IPOs have greater risks than other equity investments. Because of the cyclical nature of the IPO market, from time to time there may not be any IPOs in which a Fund can participate. Even when the Fund requests to participate in an IPO, there is no guarantee that a Fund will receive an allotment of shares in an IPO sufficient to satisfy a Fund’s desired participation. Due to the volatility of IPOs, these investments can have a significant impact on performance, which may be positive or negative.

IPO Trading Risk. IPO trading is the practice of participating  in an initial public offering (IPO) and then immediately selling the security in the after-market. Engaging in this strategy could result in active and frequent trading. Use of this strategy could increase the Fund’s portfolio turnover and the possibility of realized capital gain. This is not a tax-efficient strategy. From time to time, it may not be possible to pursue an IPO trading strategy effectively because of a limited supply of “hot” IPOs. In addition, this practice may result in losses if a Fund purchases a security in an IPO and there is insufficient demand for the security in the after-market of the IPO. Due to the volatility of IPOs, these investments can have a significant impact on performance, which may be positive or negative.

Interest Rate Risk. During periods of rising interest rates, a Fund’s yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, a Fund’s yield (and the value of its securities) will tend to be higher than prevailing market rates. The longer the time to maturity of the security, the more sensitive the security is to this risk. A 1% increase in interest rates would reduce the value of a $100 note by approximately one dollar if it had a one-year duration, but would reduce its value by approximately fifteen dollars if it had a 15-year duration.

Interfund Lending.  The SSgA Funds have been granted permission from the SEC to participate in a joint lending and borrowing facility (the “Credit Facility”).  The Funds may borrow money from the SSgA Money Market Fund for temporary purposes.  All such borrowing and lending will be subject to a participating Fund’s fundamental investment limitations.  The SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short term reserves.  The Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans.  Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days.  Loans may be called on one business day’s notice.  A participating Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed.  Any delay in repayment to the SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs.

Prepayment Risk. Prepayment risk is the risk that principal on mortgages or other assets underlying a mortgage-backed or asset-backed security may be paid prior to the stated maturity date at any time. If a Fund purchases mortgage-backed or asset-backed securities at a premium, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value. Conversely, if a Fund purchases mortgage-backed securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity and market values. Prepayment of loans underlyingasset-backed and mortgage-backed securities can be expected to accelerate during periods of declining interest rates.

Purchase of Other Investment Company Funds.  A Fund may seek to achieve its investment objective by investing in the shares of certain other investment companies, or exchange traded funds registered as investment companies, that have substantially similar investment objectives and policies.  Federal law restricts the ability of one registered investment company to invest in another. As a result, the extent to which a Fund may invest in another investment company may be limited. With respect to investments in other mutual funds, the SEC has granted the SSgA Funds an exemption from the limitations of the 1940 Act that restrict the amount of securities of underlying mutual funds a Fund may hold, provided that certain conditions are met. The conditions requested by the SEC were designed to address certain abuses perceived to be associated with a “Fund of funds,” including unnecessary costs (such as sales loads, advisory fees that may be borne by a Fund and administrative costs), and undue influence by a Fund of funds over the underlying Fund. The conditions apply only when a Fund and its affiliates in the aggregate own more than 3% of the outstanding shares of any one underlying Fund.

Repurchase Agreements.  A Fund enters into repurchase agreements with banks and other financial institutions, such as broker-dealers.  Under repurchase agreements, these parties sell securities to a Fund and agree to repurchase the securities at the Fund’s cost plus interest within a specified time.  In substance, a repurchase agreement is a loan for which the Fund receives securities as collateral.  Under a repurchase agreement, a Fund purchases securities from a financial institution that agrees to repurchase the securities at the original purchase price plus interest within a specified time. The securities purchased by each Fund have a total value in excess of the purchase price paid by the Fund and are held by the Custodian or another Board-approved custodian bank until repurchased.  Repurchase agreements assist the Fund in being invested fully while retaining “overnight” flexibility in pursuit of investments of a longer-term nature.  Repurchase transactions are limited to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness the Advisor continually monitors and considers satisfactory.  If the other party or “seller” defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s cost associated with delay and enforcement of the repurchase agreement.  In addition, in the event of a bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable. In evaluating whether to enter into a repurchase agreement, the Advisor will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a Fund’s shareholders.

Reverse Repurchase Agreements.  Reverse repurchase agreements are considered to be borrowings under the 1940 Act and may be entered into only for temporary or emergency purposes.  A Fund may enter into reverse repurchase agreements with respect to portfolio securities in accordance with its investment restrictions. Under a reverse repurchase agreement, a Fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities’ market value and agrees to repurchase the securities at a future date by repaying the cash with interest.  The Fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions.  Cash or liquid high quality debt obligations from a Fund’s portfolio equal in value to the repurchase price including any accrued interest will be segregated by the Custodian on the Fund’s records while a reverse repurchase agreement is in effect.  Reverse repurchase agreements involve the risk that the market value of securities sold by the Fund may decline below the price at which it is obligated to repurchase the securities.  Reverse repurchase agreements may be used as a means of borrowing temporarily for extraordinary or emergency purposes or to facilitate redemptions and are not used to leverage the Fund.

If the other party or “seller” defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s cost associated with delay and enforcement of the repurchase agreement.  In addition, in the event of bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.

US Government Securities.  US Government securities include US Treasury bills, notes and bonds and other obligations issued or guaranteed as to interest and principal by the US Government, its agencies or instrumentalities.  Obligations issued or guaranteed as to interest and principal by the US Government, its agencies or instrumentalities include securities that are supported by the full faith and credit of the United States Treasury, securities that are supported by the right of the issuer to borrow from the United States Treasury, discretionary authority of the US Government agency or instrumentality, and securities supported solely by the creditworthiness of the issuer.

Government Securities Risk.  Unlike securities issued by the US Treasury, securities issued by US government agencies and instrumentalities such as Fannie Mae, Freddie Mac and FHLB are neither insured nor guaranteed by the US Treasury and are subject to the risk that the US government will not provide financial support to such agencies or instrumentalities if it is not obligated to do so by law.  Investments in US government securities may return less than investments in non-government fixed income securities.

Hedging Strategies and Related Investment Techniques

The Fund may seek to hedge against movements in the equity markets, interest rates and currency exchange rates through the use of options, futures transactions, and options on futures.  The Fund has authority to write (sell) covered call and put options on its portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures and related options on such futures.  The Fund may enter into such options and futures transactions either on exchanges or in the over-the-counter (OTC) markets.  Although certain risks are involved in options and futures transactions, the Advisor believes that, because the Fund will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of the Fund will not subject the Fund to the risks frequently associated with the speculative use of options and futures transactions.  The funds may also choose to use futures to generate exposure to certain markets more efficiently than through the use of cash bonds.  Although the use of hedging strategies by the Fund is intended to reduce the volatility of the net asset value of the Fund’s shares, the Fund’s net asset value will nevertheless fluctuate.  There can be no assurance that the Fund’s hedging transactions will be effective.

Writing Covered Call Options.  The Fund is authorized to write (sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to such options.  Writing a call option obligates a Fund to sell or deliver the option’s underlying security, in return for the strike price, upon exercise of the option.  By writing a call option, the Fund receives an option premium from the purchaser of the call option.  Writing covered call options is generally a profitable strategy if prices remain the same or fall.  Through receipt of the option premium, the Fund would seek to mitigate the effects of a price decline.  By writing covered call options, however, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price.  In addition, the Fund’s ability to sell the underlying security will be limited while the option is in effect unless the Fund effects a closing purchase transaction.

Writing Covered Put Options.  The Fund is authorized to write (sell) covered put options on its portfolio securities and to enter into closing transactions with respect to such options.

When a Fund writes a put option, it takes the opposite side of the transaction from the option’s purchaser.  In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option’s underlying instrument if the other party to the option chooses to exercise it.  The Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price.  If the secondary market is not liquid for an option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

The Fund may write put options as an alternative to purchasing actual securities.  If security prices rise, the Fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received.  If security prices remain the same over time, it is likely that the Fund will also profit, because it should be able to close out the option at a lower price.  If security prices fall, the Fund would expect to suffer a loss.  This loss should be less than the loss the Fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Purchasing Put Options.  The Fund is authorized to purchase put options to hedge against a decline in the market value of its portfolio securities.  By buying a put option a Fund has the right (but not the obligation) to sell the underlying security at the exercise price, thus limiting the Fund’s risk of loss through a decline in the market value of the security until the put option expires.  The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid by the Fund for the put option and any related transaction costs.  Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs.  A closing sale transaction cancels out the Fund’s position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased.  The Fund will not purchase put options on securities (including stock index options) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by the Fund would exceed 5% of the market value of the Fund’s total assets.

Purchasing Call Options.  The Fund is also authorized to purchase call options.  The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price (call options on futures contracts are settled by purchasing the underlying futures contract).  The Fund will purchase call options only in connection with “closing purchase transactions.” The Fund will not purchase call options on securities (including stock index options) if as a result of such purchase the aggregate cost of all outstanding options on securities held by the Fund would exceed 5% of the market value of the Fund’s total assets.

Interest Rate and Financial Futures and Options.  The Fund may invest in interest rate futures contracts, futures contracts, and options thereon that are traded on a US exchange or board of trade, as specified in the Prospectuses. An interest rate or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument (such as GNMA certificates or Treasury bonds) or the cash value of an index at a specified price at a future date. A futures contract on an index is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on US exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering interest rates, several indexes and a number of financial instruments.

The Fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position.  In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

As long as required by regulatory authorities, the Fund will limit its use of futures contracts and options on futures contracts to hedging transactions.  For example, a Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Fund’s securities or the price of the securities which the Fund intends to purchase. Additionally, a Fund may use futures contracts to create equity exposure for its cash reserves for liquidity purposes.

A Fund will only enter into futures contracts and options on futures contracts which are standardized and traded on a US exchange, board of trade, or similar entity, or quoted on an automated quotation system. A Fund will enter into a futures contract only if the contract is “covered” or if the Fund at all times maintains with the Custodian liquid assets equal to or greater than the fluctuating value of the contract (less any margin or deposit). A Fund will write a call or put option on a futures contract only if the option is “covered.”

Restrictions on the Use of Futures Transactions.  The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received.  Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker.  This amount is known as “initial margin” and represents a “good faith” deposit assuring the performance of both the purchaser and seller under the futures contract.  Subsequent payments to and from the broker, called “variation margin,” are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as “marking to market.”  At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract.  A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain.  In addition, a nominal commission is paid on each completed sale transaction.

Regulations of the Commodities Futures Trading Commission applicable to the Fund require that all of the Fund’s futures and options on futures transactions constitute bona fide hedging transactions and that the Fund not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the Fund’s existing futures positions and premiums paid for related options would exceed 5% of the market value of the Fund’s total assets.

Restrictions on OTC Options.  The Fund may engage in OTC options only with member banks of the Federal Reserve System and primary dealers in US Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million.  The Fund will acquire only those OTC options for which Advisor believes the Fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option).

The Staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities.  Therefore, the Fund has adopted an operating policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of:  (1) the market value of outstanding OTC options held by the Fund; (2) the market value of the underlying securities covered by outstanding OTC call options sold by the Fund; (3) margin deposits on the Fund’s existing OTC options on futures contracts; and (4) the market value of all other assets of the Fund that are illiquid or are not otherwise readily marketable, would exceed 15% of the net assets of the Fund, taken at market value.  However, if an OTC option is sold by the Fund to a primary US Government securities dealer recognized by the Federal Reserve Bank of New York and the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is “in-the-money” (current market value of the underlying security minus the option’s strike price).  The repurchase price with primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option plus the amount by which the option is “in-the-money.”

Asset Coverage for Futures and Options Positions.  The Fund will not use leverage in its options and futures strategies.  Such investments will be made for hedging purposes only.  The Fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies.  The Fund will not enter into an option or futures position that exposes the Fund to an obligation to another party unless it owns either:  (1) an offsetting position in securities or other options or futures contracts; or (2) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations.  The Fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside cash and high grade liquid debt securities in a segregated account with its custodian bank in the amount prescribed.  The Fund’s custodian shall maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or liquid securities to account for fluctuations in the value of securities held in such account.

Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities.  As a result, there is a possibility that segregation of a large percentage of a Fund’s assets could impede portfolio management or the Fund’s ability to meeting redemption requests or other current obligations.

Risk Factors in Options, Futures and Forward Transactions.  The use of options and futures transactions to hedge the Fund’s portfolio involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities which are the subject of the hedge.  If the price of the options or futures moves more or less than the price of hedged securities, the Fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge.  The successful use of options and futures also depends on Advisor’s ability to correctly predict price movements in the market involved in a particular options or futures transaction.  To compensate for imperfect correlations, the Fund may purchase or sell stock index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the stock index options or futures contracts.  Conversely, the Fund may purchase or sell fewer stock index options or futures contracts, if the historical price volatility of the hedged securities is less than that of the stock index options or futures contracts.  The risk of imperfect correlation generally tends to diminish as the maturity date of the stock index option or futures contract approaches.  Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which the Fund cannot terminate by exercise.  In general, options whose strike prices are close to their underlying instruments’ current value will have the highest trading volume, while options whose strike prices are further away may be less liquid.

The Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time.  When effecting such transactions, cash or marketable securities held by the Fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated by the Custodian on the Fund’s records at the trade date and maintained until the transaction is settled. The failure of the other party to the transaction to complete the transaction may cause a Fund to miss an advantageous price or yield.  Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

The Fund intends to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Advisor believes the Fund can receive on each business day at least two independent bids or offers.  However, there can be no assurance that a liquid secondary market will exist at any specific time.  Thus, it may not be possible to close an options or futures position.  The inability to close options and futures positions also could have an adverse impact on a Fund’s ability to effectively hedge its portfolio.  There is also the risk of loss by a Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an option, a futures contract or related option.

The exchanges on which options on portfolio securities are traded have generally established limitations governing the maximum number of call or put options on the same underlying security (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers).  “Trading limits” are imposed on the maximum number of contracts which any person may trade on a particular trading day.

Selective Disclosure of the SSgA Funds’ Portfolio Holdings

The SSgA Funds maintain portfolio holdings disclosure policies (“Disclosure Policies”) that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by a Fund. The Disclosure Policies have been approved by the Board of Trustees. Disclosure of each Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q.  These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.  The Funds will also make complete portfolio holdings available generally no later than 60 calendar days after the end of the Funds’ fiscal quarter on their website at www.ssgafunds.com.  Quarterly reports will remain on the site until the next quarter’s quarterly reports are posted.

The Disclosure Policies provide that no information concerning the portfolio holdings of the Funds may be disclosed to any unaffiliated third party or shareholder, both individual and institutional, except as provided in the Disclosure Policies. The Disclosure Policies require that any non-public disclosure of the Funds’ portfolio holdings to any party, including any shareholder, may only be made if limited exceptions contained in the Disclosure Policies are satisfied. These exceptions are noted below:

a)              The Disclosure Policies permit disclosure of non-public Funds portfolio holdings to any party if that party has signed a written confidentiality agreement that is in form and substance acceptable to, and approved by, the Funds’ officers.  Fund officers may determine what parties to provide such information to, but will report such disclosures, including the form of the confidentiality agreement, at regular Board of Trustees meetings.   No compensation or other consideration is paid as a part of any such arrangement.

b)             The Disclosure Polices permit the disclosure of any and all portfolio information to the Funds’ service providers who generally need access to such information in the performance of their contractual duties and responsibilities, such as the Advisor, Sub-Advisor, the Trustees, the directors of the Advisor, the Funds’ Custodian, Distributor, Transfer Agent, Administrator, Independent Accountants, Funds counsel, and each of their respective affiliates and advisors, so long as the disclosure is subject to duties of confidentiality imposed by law and/or contract as determined by the Funds’ officers.   The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds’ Chief Compliance Officer.  No compensation or other consideration is paid as a part of any such arrangement.

c)              The Disclosure Policies permit disclosure to numerous mutual Fund evaluation services (such as Morningstar and Lipper) and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes.  These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers.  In order to facilitate the review of the Funds by these services and departments, the Disclosure Policies provide that the Funds may distribute (or authorize the Administrator, Advisor, Sub-Advisor and the Funds’ Custodian or Fund accountants to distribute) periodic portfolio holdings to such services and departments.  If the disclosure of portfolio holding information to any service or department is prior to the public disclosure of this information, the Disclosure Policies require that the service or department enter into a written obligation of confidentiality, approved by a Fund officer.  No compensation or other consideration is paid as a part of any such arrangement.

d)             The Disclosure Policies permit the Advisor’s trading desk to periodically distribute lists of investments held by its clients (including the Funds) for general analytical research purposes.  The Disclosure Policies allow this type of disclosure provided that those lists do not identify individual clients or individual client position sizes and that for equity securities, those lists do not show aggregate client position sizes. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds’ Chief Compliance Officer.  No compensation or other consideration is paid as a part of any such arrangement.

e)              The Disclosure Policies permit the disclosure of portfolio holdings information as may be required by applicable law.

The Disclosure Policies permit portfolio managers and other senior officers or spokespersons of the Administrator, Advisor, Sub-Advisor or the Funds to disclose or confirm the ownership of any individual portfolio holding position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with the Disclosure Policies.  For example, a portfolio manager discussing a Fund may indicate that he owns XYZ company for the Fund only if the Fund’s ownership of such company has previously been publicly disclosed.

In determining whether non-public holdings information should be provided to any party in compliance with the Disclosure Policies, Fund officers will consider, among other things, the requesting parties need for such information and whether providing such information is in the best interests of shareholders.  In the event of a conflict, a Fund officer will present information to the Board for their consideration.

The Funds’ Board of Trustees, the Administrator, the Advisor or the Sub-Advisor may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in the Disclosure Policies.  The Disclosure Policies will be reviewed and tested by the Funds’ Chief Compliance Officer.

The Disclosure Policies may not be waived, or exceptions made, without the consent of a Fund officer.  All waivers and exceptions of the Disclosure Policies involving the Funds must be disclosed to the Board of Trustees of the Funds no later than its next regularly scheduled quarterly meeting.

The Disclosure Policies are intended to ensure compliance by the Funds’ Administrator, Advisor, Sub-Advisor and the Funds with applicable regulations of the federal securities laws, including the 1940 Act and the Investment Advisers Act of 1940, as amended.  It is the policy of the Administrator, Advisor and Sub-Advisor to protect the confidentiality of client holdings and prevent the selective disclosure of non-public information concerning the Funds.

Investment Restrictions

The Fund is subject to the following fundamental investment restrictions.  A fundamental restriction may only be changed by a vote of a “majority of the outstanding voting securities” of the Fund.  A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

1.                                       The Fund will not borrow money, except in connection with purchasing securities on margin and as otherwise permitted under the 1940 Act, as amended and as interpreted or modified by regulation from time to time.

2.                                       The Fund will not issue “senior securities,” except as permitted under the 1940 Act, as amended and as interpreted or modified by regulation from time to time.

3.                                       The Fund will not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be considered to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with its investments in other investment companies.

4.                                       The Fund will not purchase or sell real estate, except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, and (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

5.                                       The Fund will not purchase or sell commodities or commodity contracts, except the Fund may purchase and sell derivatives (including but not limited to options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indexes, interest rates, securities, currencies and physical commodities).

6.                                       The Fund will not make loans, except that the Fund may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) participate in an interfund lending program with other registered investment companies.

7.                                       The Fund will not purchase a security if, after giving effect to the purchase, more than 25% of its total assets would be invested in a particular industry or group of industries.  In addition, the Fund’s diversification provisions provide that, with respect to 75% of its total assets, not 5% or more of its assets would be invested in any one issuer, nor would the Fund own more than 10% of the outstanding voting stock of any one issuer.

If any percentage restriction described above for the Fund is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Fund’s assets will not constitute a violation of the restriction, except as otherwise noted.  In addition, the Fund may invest substantially all of its assets in the securities of a single open-end registered investment company with similar investment objectives and policies without violating any of the foregoing investment restrictions.

The following descriptions of certain investment limitations under the 1940 Act may assist investors in understanding the Fund’s investment restrictions, but are not part of the Fund’s investment restrictions.

Borrowing. The 1940 Act restricts the Fund from borrowing (including pledging, mortgaging or hypothecating its assets) in excess of 50% of its total assets (not including temporary borrowings in excess of 5% of its total assets).  If at any time a Fund’s borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation.  Transactions that are fully collateralized in a manner that does not involve the prohibited issuance of a “senior security” within the meaning of Section 18(f) of the 1940 Act, shall not be regarded as borrowing for the purposes of the Fund’s investment restriction.

The Fund acknowledges that current law and regulation under Section 18 of the 1940 Act, as amended, precludes the use of leveraged margin trading by a registered open-end management investment company.  While the Fund will trade on margin, such trading will be fully collateralized in accordance with the 1940 Act and SEC Staff guidance.

Senior Securities.  Senior securities may include any obligation or instrument issued by the Fund evidencing indebtedness.  The 1940 Act generally prohibits funds from issuing senior securities, although it provides allowances for certain borrowings and certain other investments, such as short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, when such investments are “covered” or with appropriate earmarking or segregation of assets to cover such obligations.

Underwriting.  Under the 1940 Act, underwriting securities involves the Fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly.  Under the 1940 Act, a diversified Fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

Concentration.  The SEC has defined concentration as investing 25% or more of an investment company’s total assets in an industry or group of industries, with certain exceptions.

Temporary Defensive Position

For defensive purposes, each of the Funds described in this Statement may invest temporarily in short-term fixed income securities.  These include obligations issued or guaranteed as to principal and interest by the US Government, its agencies or instrumentalities and repurchase agreements collateralized by these obligations; commercial paper; bank certificates of deposit; bankers’ acceptances and time deposits.  These short-term, fixed income securities may be used without limitation to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions.  This strategy may be inconsistent with a Fund’s principal investment strategy in an attempt to respond to adverse market, economic, political or other conditions.  Taking such a temporary defensive position may result in the Fund not achieving its investment objective.

Portfolio Turnover

Generally, securities are purchased for the Funds for investment income and/or capital appreciation and not for short-term trading profits.  Except as otherwise stated in a Fund’s Prospectus or this Statement, the Advisor’s sell discipline for each Fund’s investment in securities is based on the premise of a long-term investment horizon, however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Liquidity, volatility, and overall risk of a position are other factors considered by the Advisor in determining the appropriate investment horizon.  Therefore, the Funds may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable.

Portfolio turnover is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by a Fund during the year.  For purposes of determining the rate, all short-term securities, including options, futures, forward contracts and repurchase agreements, are excluded.  A high turnover rate (over 100%) will:  (1) increase transaction expenses which will adversely affect a Fund’s performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains. To the extent any realized gains are short-term capital gains, they will generally be taxed at ordinary income rates.  The payment of any taxes will impact a shareholder’s net return from holding an interest in a Fund.

MANAGEMENT OF THE FUND

Board of Trustees and Officers

The Board of Trustees is responsible for overseeing generally the management, activities and affairs of the Funds and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the SSgA Funds (see the section called “Investment Advisory and Other Services.”). The Trustees hold office for the life of the SSgA Funds.  A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of SSgA Funds shares or by a vote of a majority of the Trustees.  The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding.  A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders.  The Trustees who are not “interested persons” of the SSgA Funds (the “Independent Trustees”) shall be eligible to serve as Chairman of the Board for a two-year term on a rotating basis. The officers, all of whom are elected annually by the Board of Trustees and employed by either the Administrator or the Advisor or their affiliates, are responsible for the day-to-day management and administration of the SSgA Funds’ operations.

Committees of the Board of Trustees.  There are four standing committees of the Board of Trustees:

•                  The Audit Committee’s primary functions are to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors’ specific representations as to their independence; meet with the Funds’ independent auditors, including private meetings, as necessary to: (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters of concern relating to the Funds’ financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) consider the auditors’ comments with respect to the Funds’ financial policies, procedures and internal accounting controls and management’s responses thereto; (iv) review the form of opinion the auditors propose to render to the Board and shareholders; (v) consider the effect upon the SSgA Funds of any changes in accounting principles or practices proposed by management or the auditors; (vi) review the fees charged by the auditors for audit and non-audit services; (vii) investigate improprieties or suspected improprieties in Fund operations; (viii) pre-approve Fund audit services and associated fees; (ix) pre-approve non-audit services provided to the Fund and to the Funds’ Advisor or service affiliates (entities that are affiliated with the Funds’ investment advisor and provide ongoing services to the Funds) where the services have a direct impact on the operations of financial reporting of the Fund; (x) receive and consider, prior to the filing of an audit report with the SEC, reports from the Funds’ independent auditor regarding their audit; (xi) receive and consider reports from Fund management of any significant deficiencies in the design or operation of the Funds’ internal controls; (xii)  report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; and (xiii) perform such other functions consistent with the Audit Committee Charter, the SSgA Funds’ By-laws and governing law, as the Audit Committee or the Board of Trustees deems necessary or appropriate. The Audit Committee consists of all of the Independent Trustees.  For the fiscal year ended August 31, 2006, the Audit Committee held four meetings.

•                  The Valuation Committee’s primary purpose is to make fair value determinations as set forth in the SSgA Funds’ Securities Valuation Procedures.  The SSgA Funds have established procedures and guidelines for valuing portfolio securities and makes fair value determinations from time to time through the Valuation Committee, with the assistance of the Oversight Committee, State Street Bank and Trust Company (“State Street”) and SSgA Funds Management, Inc.  The Valuation Committee reviews the actions and recommendations of the Oversight Committee at each quarterly Board of Trustees meeting. The Valuation Committee consists of all of the Independent Trustees and held no meetings during the fiscal year ended August 31, 2006.

•                  The primary function of the Governance Committee and the Nominating Sub-Committee is to review and evaluate the composition and performance of the Board and make nominations for membership on all Board committees and review the responsibilities of each committee; and to review governance procedures, compensation of Independent Trustees, and independence of outside counsel to the Trustees.  The Nominating Committee will not consider nominees recommended by securities holders.  The Governance Committee consists of all of the Independent Trustees.  For the fiscal year ended August 31, 2006, the Governance Committee met four times.

•                  The primary functions of the Qualified Legal and Compliance Committee are to receive quarterly reports from the SSgA Funds’ Chief Compliance Officer; to oversee generally the SSgA Funds’ responses to regulatory inquiries; and to investigate matters referred to it by the Chief Legal Officer and make recommendations to the Board regarding the implementation of an appropriate response to evidence of a material violation of the securities laws or breach of fiduciary duty or similar violation by the SSgA Funds, its officers or the Trustees. The Qualified Legal and Compliance Committee consists of all of the Independent Trustees.  During the fiscal year ended August 31, 2006, the Trustees met in executive session with the Chief Compliance Officer four times.

The following lists the SSgA Funds’ Trustees and principal officers, mailing addresses and ages, positions with the SSgA Funds and length of time served, and present and principal occupations and, with respect to the Trustees, other directorships held during the past five years.

Interested Trustee

Name, Address and Age	Position(s) with SSgA Funds; Length of Time Served	Principal Occupation(s) During Past 5 Years; Other Directorships Held	Number of Portfolios in Fund Complex Overseen by Trustee
Peter G. Leahy State Street Financial Center One Lincoln Street Boston, MA 02111- 2900 Age 46	• Trustee since 2005 • Interested Person of the SSgA Funds (as defined in the 1940 Act)	• 2004 to Present, Executive Vice President, State Street Corporation; and September 2006 to Present, Chief Product Officer (1991-2004, Senior Vice President), State Street Global Advisors; and • Director, State Street Global Markets LLC.	26

Independent Trustees

Name, Address and Age	Position(s) with SSgA Funds; Length of Time Served	Principal Occupation(s) During Past 5 Years; Other Directorships Held	Number of Portfolios in Fund Complex Overseen by Trustee
Lynn L. Anderson 909 A Street Tacoma, WA 98402 Age 67	• Chairman of the Board since 1988 • Independent Chairman since January 2006 • Member, Audit Committee • Member, Governance Committee • Member, Valuation Committee	• Director, Russell Trust Company; and • Until December 2005, Vice Chairman, Frank Russell Company (institutional financial consultant) (Retired); and Chairman of the Board, Russell Investment Company and Russell Investment Funds (registered investment companies) (Retired).	26

William L. Marshall 909 A Street Tacoma, WA 98402 Age 64	• Trustee since 1988 • Chairman, Audit Committee • Member, Governance Committee • Member, Valuation Committee • Member, Legal and Compliance Committee	• Chief Executive Officer and President, Wm. L. Marshall Associates, Inc., Wm. L. Marshall Companies, Inc. and the Marshall Financial Group, Inc. (a registered investment advisor and provider of financial and related consulting services); • Certified Financial Planner and Member, Financial Planners Association; and • Registered Representative and Principal for Securities with Cambridge Investment Research, Inc., Fairfield, Iowa.	26

Steven J. Mastrovich 909 A Street Tacoma, WA 98402	• Trustee since 1988 • Member, Audit Committee • Member,	• Global Head of Structured Real Estate and Business Development, J.P. Morgan Investment Management (private real estate investment for clients primarily outside of the US to locate private real estate	26

Age 50	Governance Committee • Member, Valuation Committee • Member, Legal and Compliance Committee	investments within the US).

Patrick J. Riley 909 A Street Tacoma, WA 98402 Age 58	• Trustee since 1988 • Member, Audit Committee • Chairman, Governance Committee • Member, Valuation Committee • Member, Legal and Compliance Committee	• 2003 to Present, Associate Justice, Commonwealth of Massachusetts Superior Court; • 1985 to 2002, Partner, Riley, Burke & Donahue, L.L.P. (law firm); and • Director, SSgA Cash Management Fund plc; and State Street Global Advisors Ireland, Ltd. (investment companies).	26

Richard D. Shirk 909 A Street Tacoma, WA 98402 Age 61	• Trustee since 1988 • Member, Audit Committee • Member, Governance Committee • Member, Valuation Committee • Member, Legal and Compliance Committee	• March 2001 to April 2002, Chairman (1996 to March 2001, President and Chief Executive Officer), Cerulean Companies, Inc. (holding company) (Retired); • Board Member, Healthcare Georgia Foundation (private foundation); and • September 2002 to Present, Board Member, Amerigroup Corp. (managed health care).	26

Bruce D. Taber 909 A Street Tacoma, WA 98402 Age 63	• Trustee since 1991 • Member, Audit Committee • Member, Governance Committee • Chairman, Valuation Committee • Member, Legal and Compliance Committee	• Consultant, Computer Simulation, General Electric Industrial Control Systems (diversified technology and services company); and • Director, SSgA Cash Management Fund plc; and State Street Global Advisors Ireland, Ltd. (investment companies).	26

Henry W. Todd 909 A Street Tacoma, WA 98402 Age 59	• Trustee since 1988 • Alternate Chairman, Audit Committee • Member, Governance	• Chairman, President and CEO, A.M. Todd Group, Inc. (flavorings manufacturer); and • Director, SSgA Cash Management Fund plc; and State Street Global Advisors Ireland, Ltd. (investment companies).	26

Committee • Member, Valuation Committee • Chairman, Legal and Compliance Committee

Principal Officers

Name, Address and Age	Position(s) with SSgA Funds; Length of Time Served	Principal Occupation(s) During Past Five Years
James E. Ross State Street Financial Center One Lincoln Street Boston, MA 02111- 2900 Age 42	• President and Chief Executive Officer from January 2006 to Present • Principal Executive Officer since 2005

•       2005 to Present, President (2001 to 2005, Principal), SSgA Funds Management, Inc. (investment advisor);

•       March 2006 to Present, Senior Managing Director (2000 to 2006, Principal), State Street Global Advisors; and

•       President, Principal Executive Officer and Trustee, SPDR Series Trust and SPDR Index Shares Funds; Trustee, Select Sector SPDR Trust; President, Principal Executive Officer and Trustee, State Street Master Funds (registered investment companies).

Ellen M. Needham State Street Financial Center One Lincoln Street Boston, MA 02111- 2900 Age 40	• Vice President since May 2006

•       Principal, SSgA Funds Management, Inc. (investment advisor);

•       July 2007 to Present, Managing Director, State Street Global Advisors; and

•       2006 July 2007, Vice President (2000 to June 2006, Principal), State Street Global Advisors.

Julie B. Piatelli State Street Financial Center One Lincoln Street Boston, MA 02111-2900 Age 40	• Chief Compliance Officer since August 2007	• 2004 to Present, Principal and Senior Compliance Officer, SSgA Funds Management, Inc.; Vice President, State Street Global Advisors; and • 1999 to 2004, Senior Manager, PricewaterhouseCoopers LLC

Mark E. Swanson 909 A Street Tacoma, WA 98402 Age 43	• Treasurer and Principal Accounting Officer since 2000

•       Director – Fund Administration, Russell Investment Management Company and Russell Trust Company;

•       Treasurer and Chief Accounting Officer, Russell Investment Company and Russell Investment Funds; and

•       Director, Russell Fund Distributors, Inc. and Russell Investment Management Company.

Deedra S. Walkey 909 A Street	• Secretary and Chief Legal	• Assistant Secretary and Chief Legal Officer, Frank Russell Company; Russell Investment Management Company, Russell Insurance Agency

Tacoma, WA 98402 Age 42	Officer since 2005

Inc.; Russell Investments Delaware Inc. (general partner of limited partnerships); Russell Fund Distributors, Inc.; and Russell International Services Company Inc. (expatriate employee services); Director, Secretary and Chief Legal Officer, Russell Real Estate Advisors Inc.; Secretary and Chief Legal Officer, Russell Institutional Services Inc.; Russell Trust Company; A Street Investment Associates, Inc.; and Russell Corporate Ventures Inc.

Compensation

Independent Trustees are paid each calendar year an annual base retainer fee of $60,000.  The SSgA Funds’ Chairman receives an additional annual retainer of $30,000.  In addition to the foregoing retainer fees, the Independent Trustees receive an annual retainer for committee membership as follows: $6,000 (Audit Committee); $4,000 (Governance and Nominating Committee); $7,000 (Valuation Committee); and $4,000 (Legal and Compliance Committee).  The Independent Trustees are paid a per-meeting fee for attendance of $6,000 (regular Board of Trustees meetings); $2,500 (Independent Trustees meetings); $4,000 (Audit Committee meetings), $2,500 (Governance and Nominating Committee meetings), $2,500 (Legal and Compliance Committee meetings called for purposes other than receiving reports from the Funds’ Chief Compliance Officer), $750 (telephonic meetings under thirty minutes), and $1,500 (telephonic meetings over thirty minutes).  The Chairman of each Committee receives an additional annual fee as follows:  $10,000 (Audit Committee); and $5,000 (Governance and Nominating Committees, Legal and Compliance Committee, and Valuation Committee). The Independent Trustees are reimbursed for travel and other out-of-pocket expenses in connection with meeting attendance. As of the date of this SAI, the Trustees were not paid pension or retirement benefits as part of SSgA Funds’ expenses. However, the SSgA Funds have, pursuant to an exemptive order from the SEC, implemented an optional deferred compensation plan by which the Independent Trustees may defer receipt of compensation and receive a return on the deferred amount determined with reference to the performance of shares of specified SSgA Funds.  The SSgA Funds’ officers are compensated by either the Administrator or the Advisor or their affiliates.

Trustee Compensation Table
For The Fiscal Year Ended August 31, 2006

	Aggregate Compensation From SSgA Funds	Pension Or Retirement Benefits Accrued As Part Of SSgA Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Funds And Fund Complex Paid To Trustees
Interested Trustee
Peter G. Leahy	$0	$0	$0	$0

Independent Trustees
Lynn L. Anderson, Chairman of the Board	$85,561	$0	$0	$85,561
William L. Marshall	$143,010	$0	$0	$143,010
Steven J. Mastrovich	$137,777	$0	$0	$137,777
Patrick J. Riley*	$145,937	$0	$0	$145,937
Richard D. Shirk	$133,669	$0	$0	$133,669
Bruce D. Taber	$144,059	$0	$0	$144,059
Henry W. Todd	$136,502	$0	$0	$136,502

*The total amount of deferred compensation payable to Patrick J. Riley was $145,937 for the fiscal year ended August 31, 2006.

Equity Securities Beneficially Owned By Trustees For The Calendar Year Ended December 31, 2007

Trustee	Dollar Range Of Equity Securities In Each Fund		Aggregate Dollar Range Of Equity Securities In All Registered Investment Companies Overseen By Trustees In Family of Investment Companies

Lynn L. Anderson	Disciplined Equity Fund	$10,001-$50,000	$50,001-$100,000
	Small Cap Fund	$10,001-$50,000

Peter G. Leahy	Emerging Markets Fund	Over $100,000	Over $100,000

William L. Marshall	Core Opportunities Fund	$10,001-$50,000	Over $100,000
	Disciplined Equity Fund	$10,001-$50,000
	Aggressive Equity Fund	$10,001-$50,000
	Emerging Markets Fund	$10,001-$50,000

Steven J. Mastrovich	None	$0	$0

Patrick J. Riley	Aggressive Equity Fund	$10,001-$50,000	Over $100,000
	International Stock Selection Fund	$50,001-$100,000
	Emerging Markets Fund	$50,001-$100,000
	Core Opportunities Fund	Over $100,000
	Small Cap Fund	Over $100,000
	Disciplined Equity Fund	Over $100,000

Richard D. Shirk	Core Opportunities Fund	$10,001-$50,000	Over $100,000
	Small Cap Fund	$10,001-$50,000
	Emerging Markets Fund	$10,001-$50,000
	High Yield Bond Fund	$50,001-$100,000
	Tax Free Money Market Fund	$10,001-$50,000
	US Government Money Market Fund	$10,001-$50,000

Bruce D. Taber	Bond Market Fund	$10,001-$50,000	Over $100,000
	Disciplined Equity Fund	$10,001-$50,000
	Small Cap Fund	$10,001-$50,000

	Emerging Markets Fund	$10,001-$50,000
	Life Solutions Income and Growth Fund	$10,001-$50,000

Henry W. Todd	None	$0	$0

Controlling and Principal Shareholders

State Street Bank and Trust Company (State Street) may from time to time have discretionary authority over accounts which invest in SSgA Funds’ shares.  These accounts include accounts maintained for securities lending clients and accounts which permit the use of the Funds’ portfolios as short-term cash sweep investments.  Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares.  As of July 31, 2007, State Street held of record less than 25% of the issued and outstanding shares of the Investment Company (in the aggregate) in connection with its discretionary accounts, however, State Street may hold more than 25% of such shares in any one series of the SSgA Funds.  Consequently, State Street is not deemed to be a controlling person of the SSgA Funds for purposes of the 1940 Act.

The SSgA Funds’ administrator, Russell Investment Management Company, a Washington  corporation and wholly owned subsidiary of the Frank Russell Company, whose parent company is Northwestern Mutual Life Insurance Company, will be the sole shareholder of the Fund until such time as the Fund has public shareholders and therefore may be deemed a controlling person.

The Trustees and officers of the SSgA Funds, as a group, beneficially own less than 1% of any class of SSgA Fund shares.

INVESTMENT ADVISORY AND OTHER SERVICES

Advisor

SSgA Funds Management, Inc. (the “Advisor”) serves as the SSgA Funds’ investment advisor pursuant to an Advisory Agreement dated May 1, 2001 (the “Advisory Agreement”).  The Advisor is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company.  The Advisor, State Street, and other advisory affiliates of State Street make up State Street Global Advisors (“SSgA”), the investment management arm of State Street Corporation. State Street, the SSgA Funds’ Custodian; Boston Financial Data Services, the Transfer and Dividend Paying Agent; and State Street Global Markets, LLC, the Funds’ Distributor, are affiliated persons of the Advisor. The address of the Advisor and State Street Corporation is State Street Financial Center, One Lincoln Street, Boston, MA  02111-2900.

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the Funds and either a majority of all Trustees or a majority of the shareholders of the Funds approve its continuance.  The Advisory Agreement may be terminated by the Advisor or a Fund without penalty upon sixty days’ notice and will terminate automatically upon its assignment.  Please see the Funds’ Annual Reports to Shareholders for a discussion regarding the Board’s basis for approving the Advisory Agreement and the period covered by the approval.

Under the Advisory Agreement, the Advisor directs the SSgA Funds’ investments in accordance with each Fund’s investment objective, policies and limitations.  For these services, each Fund pays an annual management fee to the Advisor.  The management fee rate is a percentage of the average daily net asset value of a Fund, calculated daily and paid monthly.

PORTFOLIO MANAGERS

Other Accounts Managed. A portfolio manager may be subject to potential conflicts of interest because he or she is responsible for multiple accounts. Potential conflicts may arise out of: (a) the portfolio manager’s execution of different investment strategies for various accounts; or (b) the allocation of investment opportunities among the portfolio manager’s accounts with the same strategy.

A potential conflict of interest may arise as a result of the portfolio managers’ responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The portfolio manager may also manage accounts whose objectives and policies differ. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while one of the funds managed by the same portfolio manager maintained its position in that security.

A potential conflict may arise when the portfolio manager is responsible for accounts that have different advisory fees – the difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee. Another potential conflict may arise when the portfolio manager has an investment in one or more accounts that seek to purchase or dispose of the same securities. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. SSgA FM has adopted policies and procedures reasonably designed to address these potential material conflicts.  For instance, portfolio managers within SSgA FM are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources.  Additionally, SSgA FM and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation.

The Adviser manages each Fund using a team of investment professionals.  The following table lists the number and types of accounts managed by each of the key professionals involved in the day-to-day portfolio management for each Fund and assets under management in those accounts. The total number of accounts and assets have been allocated to each respective manager.  Therefore, some accounts and assets have been counted twice.

Other Accounts Managed as of March 31, 2007

Portfolio Manager	Number of Registered Investment Companies	Assets Under Management	Number of Pooled Investment Vehicles	Assets Under Management	Other Types of Accounts	Assets Under Management	Asset Total
		(in billions)		(in billions)		(in billions)	(in billions)
Brian Shannahan	5 funds	$1.07	42 funds	$51.14	70 accounts	$39.56	$91.77
Nick DePeyster	5 funds	$1.07	42 funds	$51.14	70 accounts	$39.56	$91.77
Mike Arone	5 funds	$1.07	42 funds	$51.14	70 accounts	$39.56	$91.77
Anna Mitelman Lester	5 funds	$1.07	42 funds	$51.14	70 accounts	$39.56	$91.77
Jim Johnson	5 funds	$1.07	42 funds	$51.14	70 accounts	$39.56	$91.77

Ownership of Securities as of March 31, 2007

Portfolio Manager	Dollar Range Of Equity Securities In the Funds Managed by the Portfolio Manager

Brian Shannahan	Directional Core Equity	$100,001-$500,000

Nick DePeyster	N/A	N/A

Mike Arone	N/A	N/A

Anna Mitelman Lester	N/A	N/A

Jim Johnson	N/A	N/A

Compensation. The compensation of the Advisor’s investment professionals is based on a number of factors. The first factor considered is external market. Through a compensation survey process, the Advisor seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and other incentives.  The second factor taken into consideration is the size of the pool available for compensation.  SSgA Funds Management, Inc. is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool.  Once determined, this pool is then allocated to the various locations and departments of the Advisor and its affiliates. The discretionary determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group.  The pool is then allocated on a discretionary basis to individual employees based on their individual performance.  There is no fixed formula for determining these amounts, nor is anyone’s compensation directly tied to the investment performance or asset value of a product or strategy.  The same process is followed in determining incentive equity allocations.

ADMINISTRATOR

Russell Investment Management Company (the “Administrator”) serves as the SSgA Funds’ administrator, pursuant to an Administration Agreement dated April 12, 1988 (the “Administration Agreement”).

The Administrator is a wholly owned subsidiary of Russell Investment Group.  Russell Investment Group provides comprehensive consulting and money manager evaluation services to institutional clients, including Russell Investment Management Company.  Russell Investment Group also provides consulting services for international investment through its International Division and certain of its wholly owned subsidiaries and trade placement services on behalf of its wholly owned subsidiaries. The Administrator’s mailing address is 909 A Street, Tacoma, WA  98402.  Russell Investment Group is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company.

Pursuant to the Administration Agreement with the SSgA Funds, the Administrator will:  (1) supervise all aspects of the Funds’ operations; (2)  provide the Funds with administrative and clerical services, including the maintenance of certain of the Funds’ books and records; (3) arrange the periodic updating of the Funds’ Prospectuses and any supplements thereto; (4) provide proxy materials and reports to Fund shareholders and the Securities and Exchange Commission; and (5) provide the Fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For all services provided by the Administrator pursuant to the Administration Agreement, the SSgA Funds pay the Administrator an annual fee equal to the sum of the products of the average daily net assets for each Fund multiplied by the following percentages:

Money Market Portfolios

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US Equity Portfolios

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US Fixed Income Portfolios

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

International Portfolios

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

Feeder Portfolios(1)

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter

For purposes of determining the breakpoints in calculating the fees above, the assets will be aggregated.

In addition, the Administrator charges a flat fee of $30,000 per year if a Fund has less than $500 million in assets under management.

The percentage of the fee paid by a particular Fund is equal to the percentage of average aggregate daily net assets that are attributable to that Fund.  The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each Fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance.  The Agreement may be terminated by the Administrator or any Fund without penalty upon sixty days’ notice and will terminate automatically upon its assignment.

CUSTODIAN

State Street Bank and Trust Company serves as the SSgA Funds’ Custodian.  State Street is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. State Street also provides the basic portfolio recordkeeping required by the SSgA Funds for regulatory and financial reporting purposes.  For these services, State Street is paid an annual fee in accordance with the following:

•                  Fund Accounting. A fee payable monthly on a pro rata basis, based on month-end net assets of each Fund:  First $20 billion—1.00 basis point (b.p.); next $10 billion—0.75 b.p.; over $30 billion—0.50 b.p. (domestic accounting); First $1 billion—3.50 b.p.; over $1 billion—2.00 b.p. (international accounting);

•                  Custody. A fee payable monthly on a pro rata basis, based on the following percentages of month-end net assets (excluding short term sweep investments into other than the SSgA Funds money market portfolios:  First $20 billion—0.40 b.p.; over $20 billion—0.20 b.p.

•                  Portfolio Trading (per domestic transaction). Charges range from $5 to $75 depending on the type of transaction.

•                  Global Custody. A fee payable monthly on a pro rata basis, based on a certain percentage of month-end net assets, ranging from 6 b.p. to 40 b.p., depending on the country in which securities are held.

•                  Pricing. Monthly quote charge, based on month-end positions: annual base pricing charge, per Fund, $4,500.  Charges range from $4 to $16, depending on the type of security. Fair value pricing (per Fund annually): ITG pricing—$10,000; State Street pricing—$4,000;

•                  Yields.  $4,200 per Fund annually;

•                  On-Line Access Charge.  $960 per Fund annually

•                  Multiple Classes of Shares. $18,000 per class annually;

•                  Fund of Funds.  Accounting fee, daily priced—$9,000 per Fund of Fund annually; Each additional class—$9,000 per class annually; Transactions—$5 each.

•                  Feeder Funds. $15,000 per feeder annually;

•                  Earnings Credit. A balance credit is applied against the above fees (excluding out-of-pocket expenses).  The credit is based on 90% of the average 90-day Treasury bill rate for the month, times the average collected balance in the custodian demand deposit account for the month billed;

•                  Special Services. Wash sales system and —$3,000 per Fund annually; ITELS—$3,000 per Fund annually; Qualified dividend income reporting—$500 per Fund; Chief Compliance Officer reporting fees—$600 per Fund annually; and

(1)          The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable Fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by Fund type, should the Fund cease operating as a Feeder Portfolio.

•                  Out of Pocket Expenses at Cost. Include but are not limited to:  annual maintenance fee of $3,000, telephone and other communication lease line charges; SWIFT trade charges, SAS 70 and SAS 99 charges agreed upon procedures review, wire charges of $5, postage and insurance, courier fees, duplicating, legal fees, supplies relating to Funds records, sub-custodian charges, audit letter, stamp duties, proxy fees and archive/document storage costs.

The Custodian’s address is 200 Newport Avenue, Josiah Quincy Building JQ5S, North Quincy, MA  02171.

TRANSFER AND DIVIDEND PAYING AGENT

Boston Financial Data Services, Inc. (“BFDS”) serves as the Transfer and Dividend Paying Agent. BFDS is a joint venture of State Street Corporation and DST Systems, Inc. BFDS is paid the following annual account services fees: $13.35 open account fee; $2.57 closed account fee; $1.85 investor fee; $3.09 CDSC fee; and $20,000 Fund minimum (26 to 35 CUSIPs) or $12,000 Fund minimum (over 35 CUSIPs).  BFDS is also paid the following activity based fees:  $3 telephone call fee; $5 teleservicing fee; $5 telephone transaction fee for purchases or redemptions; $5 fulfillment fee; $10 IRA custodial fee for annual maintenance per IRA account; and charges related to compliance and regulatory services of 15 cents per non-networked level 3 account, 5 cents for each foreign account annually and a minimum monthly fee of $200 for each management company.  Portfolio fees are allocated to each Fund based on the average net asset value of each Fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. BFDS is reimbursed by each Fund for supplying certain out-of-pocket expenses including confirmation statements, investor statements, banking fees, postage, forms, audio response, telephone, records retention, customized programming/enhancements, reports, transcripts, microfilm, microfiche, and expenses incurred at the specific direction of the Fund. BFDS’s principal business address is 2 Heritage Drive, North Quincy, MA  02171.

DISTRIBUTOR

State Street Global Markets, LLC (the “Distributor”) serves as the distributor of Fund shares pursuant to a Distribution Agreement dated March 1, 2002, as amended (the “Distribution Agreement”).  The Distribution Agreement shall continue in effect for each Fund for two years following its effective date with respect to the Fund; and thereafter only so long as its continuance is specifically approved at least annually by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval, or by vote of a majority of the outstanding voting securities of the Fund. The Distributor offers the shares of each Fund on an agency or “best efforts” basis under which the SSgA Funds shall only issue such shares as are actually sold. The Distributor is a wholly owned subsidiary of State Street Corporation. The Distributor’s mailing address is State Street Financial Center, One Lincoln Street, Boston, MA  02111-2900.

CODE OF ETHICS

The Advisor, Distributor, Custodian, Transfer Agent, Administrator and SSgA Funds have each adopted a code of ethics (the SSgA Funds’ code being referred to herein as the Code of Ethics) under Rule 17j-1 of the 1940 Act. The Code of Ethics, by relying on the codes of the underlying service providers, permits personnel of the Funds’ service providers and officers, subject to the provisions of the relevant code of ethics, to invest in securities, including securities that may be purchased or held by the Advisor or the SSgA Funds. Under the relevant code of ethics, all employees or officers who are deemed to be access persons (persons who have interaction with funds or accounts managed by the Advisor as part of their job function) must pre-clear personal securities transactions.  Each code of ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the SSgA Funds’ service providers or officers. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.

DISTRIBUTION PLANS AND SHAREHOLDER SERVICING ARRANGEMENTS

Distribution Plans.  Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which a Fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a Fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule.  Accordingly, each class of shares offered by the SSgA Funds operates under a separate Rule 12b-1 plan providing for payment of distribution expenses up to the plan limit.

In connection with the Trustees’ consideration of whether to adopt the distribution plans, the Distributor, as the Funds’ principal underwriter, represented to the Trustees that the Distributor believes that the distribution plans should result in increased sales and asset retention by enabling the Funds to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a distribution plan or under an alternative distribution arrangement, the level of sales and asset retention that a Fund would have.  The distribution plans do not provide for a Fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years.  A quarterly report of the amounts expended under all of the distribution plans in operation, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review.  No distribution plan may be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that are paid by the Funds.  The distribution plans and any material amendments must be approved annually by all of the Trustees and by the Trustees who are neither “interested persons” (as defined in the 1940 Act) of the Funds nor have any direct or indirect financial interest in the operation of the distribution plan or any related agreements.

Long-term shareholders of the SSgA Funds may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

Distribution and Shareholder Servicing. Payments under the distribution plans are made to the Distributor to finance activity which is intended to result in the sale and retention of Fund shares including:  (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and (4) expenses incurred in connection with the promotion and sale of Fund shares, including Distributor’s overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel. Under the distribution plans, the SSgA Funds and/or the Distributor may also enter into service agreements with various financial institutions, such as banks, broker-dealers, financial advisors or other financial institutions, including the Advisor and its affiliates (each of which is referred to as a Financial Intermediary) to provide shareholder servicing with respect to the shares held by or for the customers of the Financial Intermediaries.  Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law. Under the service agreements, the Financial Intermediaries may provide various services for such customers, including: (1) answering inquiries regarding the Funds; (2) assisting customers in changing dividend options, account designations and addresses; (3) performing subaccounting for such customers; (4) establishing and maintaining customer accounts and records; (5) processing purchase and redemption transactions; (6) providing periodic statements showing customers’ account balances and integrating such statements with those of other transactions and balances in the customers’ other accounts serviced by the Financial Intermediaries; (7) arranging for bank wires transferring customers’ proceeds; and (8) such other services as the customers may request in connection with their accounts, to the extent permitted by applicable statute, rule or regulation. Shareholder services may also include sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.  Financial Intermediaries will be responsible for prompt transmission of purchase and redemption orders and may charge fees to their customers for their services.

The Advisor and Distributor, or an affiliate of the Advisor or Distributor, may provide additional cash payments or non-cash compensation to Financial Intermediaries who sell shares of the Fund.  Such payments and compensation are in addition to the Rule 12b-1 and shareholder servicing fees paid by the Fund. As of the 12 months ended August 31, 2006, the Advisor and/or Distributor made such cash payments to 13 Financial Intermediaries.  Financial Intermediaries are compensated based on the average daily value of all shares of each Fund owned by customers of the Financial Intermediary.  From time to time, the Advisor or Distributor, or an affiliate of the Advisor or Distributor may also pay non-cash compensation to the sales representatives of Financial Intermediaries in the form of (1) ordinary and usual gratuities, tickets and other business entertainment; and/or (2) sponsorship of regional or national events of Financial Intermediaries.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with standards of the Public Company Accounting Oversight Board (United States), a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts.  The mailing address of Deloitte & Touche LLP is 200 Berkeley Street, Boston, MA  02116.

LEGAL COUNSEL

Goodwin Procter LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds. Joseph P. Barri LLC, 259 Robbins Street, Milton, MA  02186, provides legal services to the Independent Trustees.

BROKERAGE PRACTICES AND COMMISSIONS

All portfolio transactions are placed on behalf of the SSgA Funds by the Advisor.  Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services.  Ordinarily commissions are not charged on over the counter orders (i.e. debt securities and money market investments) because the Funds pay a spread which is included in the cost of the security, and is the difference between the dealer’s cost and the cost to the Funds.  When a Fund executes an over the counter order with an electronic communications network, an alternative trading system or a non-market maker, a commission is charged because there is no spread on the trade.  Securities may be purchased from underwriters at prices that include underwriting fees.

The Advisory Agreement authorizes the Advisor to select brokers or dealers (including affiliates) to arrange for the purchase and sale of Fund securities, including principal transactions provided the Advisor seeks the best overall terms for the transaction. In selecting brokers or dealers (including affiliates of the Advisor), the Advisor chooses the broker-dealer deemed most capable of providing the services necessary to obtain the most favorable execution (the most favorable cost or net proceeds reasonably obtainable under the circumstances).  The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to:  liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting, and provision of information on a particular security or market in which the transaction is to occur.  The specific criteria will vary depending on the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker-dealers. The Advisor does not currently use the SSgA Funds’ assets for, or participate in, third party soft-dollar arrangements, although the Advisor may receive proprietary research from various full service brokers, the cost of which is bundled with the cost of the broker’s execution services.  The Advisor does not “pay up” for the value of any such proprietary research. The Advisor may aggregate trades with clients of State Street Global Advisors, whose commission dollars are used to generate soft dollar credits.  Although the Advisor’s clients’ commissions are not used for third party soft dollars, the clients may benefit from the soft dollar products/services received by State Street Global Advisors.

Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the SSgA Funds’ procedures adopted in accordance with Rule 17e-1 of the 1940 Act.  The SSgA Funds have adopted procedures pursuant to Rule 12b-1(h) of the 1940 Act that are reasonably designed to prevent the Advisor from directing brokerage in consideration of distribution of Funds shares.

With respect to brokerage commissions, if commissions are generated by a Fund, the Board reviews, at least annually, the commissions paid by a Fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a Fund.

PRICING OF FUND SHARES

The SSgA Funds are offered without a sales commission by the Distributor to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity.  The Funds described in this Statement determine the price per share once each business day (unless otherwise noted) at the close of the New York Stock Exchange (ordinarily 4:00 p.m. Eastern time).  A business day is one on which the New York Stock Exchange is open for regular trading.  Pricing does not occur on non-business days.  Currently, the New York Stock Exchange is open for trading every weekday except New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.  The New York Stock Exchange may close early on Christmas Eve and New Year’s Eve and before certain other holidays. Please contact your SSgA Funds account representative if you have questions on early Exchange closing times.

Trading may occur in debt securities and in foreign securities at times when the New York Stock Exchange is closed (including weekends and holidays or after 4:00 p.m. Eastern time on a regular business day). The trading of portfolio securities at such times may significantly increase or decrease the net asset value of Fund shares when the shareholder is not able to purchase or redeem Fund shares.  Further, because foreign securities markets may close prior to the time the Fund determines net asset value, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the Fund calculates net asset value may not be reflected in the calculation of net asset value unless it is determined that a particular event would materially affect the net asset value.  If such an event occurs, these securities will be valued at their fair value following procedures approved by the Trustees.

Portfolio instruments for which market quotations are available are valued at market value.  If market quotations are not readily available or if the Custodian or the Administrator believe that the available quotations are unreliable, the portfolio instruments are valued at fair value as determined in good faith by the Board of Trustees in accordance with the Funds’ Securities Valuation Procedures.  This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded.  United States equity and fixed-income securities traded principally over-the-counter and options are valued on the basis of the last sale price.  Futures contracts are valued on the basis of the last reported sales price.

Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Therefore, fixed income securities may be valued using prices provided by a pricing service when such prices are believed to reflect the market value of such securities.

International securities traded on a national securities exchange or over the counter are valued on the basis of the last sale price.  In the absence of a last sale price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair value of such securities.  Some international securities trade on days that the Fund is not open for business.  As a result, the net asset value of Fund shares may fluctuate on days when Fund shareholders may not buy or sell Fund shares.

The Funds value securities maturing within 60 days of the valuation date at amortized cost unless the Board determines that the amortized cost method does not represent fair value.  This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates.  While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument. For example, in periods of declining interest rates, the daily yield on Fund shares computed by dividing the annualized daily income on the Fund’s portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates.  In periods of rising interest rates, the daily yield on Fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

The SSgA Funds received an exemption from Section 18(f) of the 1940 Act, which enables it to redeem securities in kind. Therefore, a Fund may pay any portion of the redemption amount (in excess of $15 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.

TAXES

The tax discussion in this document is only a summary of certain United States federal income tax issues generally affecting the Funds and their shareholders.  The following assumes any Fund shares will be capital assets in the hands of a shareholder.  Circumstances among investors may vary, so you are encouraged to discuss investment in the SSgA Funds with your tax advisor. Each portfolio of the SSgA Funds intends to qualify each year as a “regulated investment company” (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).  As a RIC, each Fund is generally not subject to federal income taxes to the extent it distributes its net investment income and net capital gain  (long-term capital gains in excess of short-term capital losses) to shareholders.  The Board intends to distribute each year substantially all of the SSgA Funds’ net investment income and net capital gain.  It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice. If a Fund fails to qualify as a RIC for any taxable year, it will be subject to tax as a “C” corporation and may be limited in its ability to qualify as a RIC in the future.

Each Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of:  (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and (3) certain undistributed amounts from the preceding calendar year.  For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such months will be deemed to have been received on December 31 of such year if the dividends are paid by the Fund subsequent to December 31 but prior to February 1 of the following year.

Any capital loss incurred on the sale or exchange of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of long-term capital gain dividends received with respect to such shares.

Foreign shareholders should consult their tax advisors as to if and how the federal income tax and its withholding requirements applies to them.

Issues Related to Hedging and Option Investments.  A Fund’s ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the Fund’s income and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss.  Such recognition, characterization and timing rules will affect investments in certain futures contracts, options, foreign currency contracts and debt securities denominated in foreign currencies.

State and Local Taxes.  Depending upon the extent of each Fund’s activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.

The foregoing discussion is only a summary of certain federal income tax issues generally affecting the Fund and its shareholders.  Circumstances among investors may vary and each investor is encouraged to discuss investment in the Fund with the investor’s tax advisor.

CALCULATION OF PERFORMANCE DATA

The SSgA Funds compute average annual total return and average annual return (after taxes on distributions) by using standardized methods of calculation required by the Securities and Exchange Commission.  Average annual total return (before and after taxes on distribution) is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the 1-, 5- and 10-year periods (or life of a Fund as appropriate), that would equate the initial amount invested to the ending redeemable value.

Average annual total return is computed according to the following formula:

P(1+T)[n] = ERV

where:	P =	a hypothetical initial payment of $1,000
	T =	average annual total return
	n =	number of years
	ERV =	ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the year or period (or fractional portion)

The calculation assumes that all dividends and distributions of the Fund are reinvested at the price stated in the Prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Average annual total return (after taxes on distributions) is computed according to the following formula:

P(1+T)[n] = ATVD

where:	P =	a hypothetical initial payment of $1,000
	T =	average annual total return (after taxes on distributions)
	n =	number of years
	ATVD =	ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods (or fractional portion), after taxes on Fund distributions but not after taxes on redemption

The calculation assumes that all distributions of the Fund, less taxes due on such distributions, are reinvested at the price stated in the Prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Total returns and other performance figures are based on historical earnings and are not indicative of future performance.

ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

The SSgA Funds will not hold an annual meeting of shareholders.  Special meetings may be convened:  (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board’s failure to honor the shareholders’ request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

CAPITALIZATION AND VOTING

Each Fund share has one vote.  There are no cumulative voting rights.  There is no annual meeting of shareholders, but special meetings may be held.  On any matter that affects only a particular investment Fund, only shareholders of that Fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement.

The Fund share represents an equal proportionate interest in the Fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the Fund as may be declared by the Board of Trustees.  Fund shares are fully paid and nonassessable by the SSgA Funds and have no preemptive rights.

The SSgA Funds do not issue share certificates.  Instead, the Transfer Agent sends monthly statements to shareholders of the Fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts.  Each statement also sets forth the balance of shares held in the account.

The SSgA Funds are authorized to divide shares of any Fund into two or more classes of shares.  The shares of each Fund may have such rights and preferences as the Trustees may establish from time to time, including the right of redemption (including the price, manner and terms of redemption), special and relative rights as to dividends and distributions, liquidation rights, sinking or purchase Fund provisions and conditions under which any Fund may have separate voting rights or no voting rights.  Each class of shares is entitled to the same rights and privileges as all other classes of the Fund, except that each class bears the expenses associated with the distribution and shareholder servicing arrangements of that class, as well as other expenses attributable to the class and unrelated to the management of the Fund’s portfolio securities.  The SSgA Funds includes the Institutional Class (the original class of shares), and two additional classes of shares:  Class R (SSgA Bond Market, Core Opportunities, Small Cap, Aggressive Equity, International Stock Selection and Life Solutions Income and Growth, Life Solutions Balanced and Life Solutions Growth Funds) and Select Class (SSgA Emerging Markets Fund).

FEDERAL LAW AFFECTING STATE STREET

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA Funds shares are not endorsed or guaranteed by State Street or its affiliates, are not deposits or obligations of State Street or its affiliates, and are not insured by the Federal Deposit Insurance Corporation or any other governmental agency.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the Fund.  If the Advisor were prohibited from serving the Fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services.  In such event, changes in the operation of the Fund may occur.  It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.

PROXY VOTING POLICY

The SSgA Funds have adopted the proxy voting policies of the Advisor.  The Advisor’s proxy voting policy is attached to this SAI.  You may obtain information regarding how the SSgA Funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30: (1) without charge, upon request, by calling 1-800-997-7327; (2) on the Funds’ website at www.ssgafunds.com; and (3) on the US Securities and Exchange Commission’s website at http://www.sec.gov.

MASSACHUSETTS BUSINESS TRUST

Each individual Fund of the SSgA Funds is a series of a “Massachusetts business trust.” A copy of the SSgA Funds’ First Amended and Restated Master Trust Agreement (the “Declaration of Trust”) is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the SSgA Funds are designed to make the SSgA Funds similar in most respects to a Massachusetts business corporation. The principal distinctions between the two forms relate to shareholder liability and are described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Declaration of Trust provides that the shareholders are not subject to any personal liability for the acts or obligations of the SSgA Funds and that every note, bond, contract, instrument, certificate or undertaking made on behalf of the SSgA Funds contains a provision to the effect that the shareholders are not personally liable.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (1) tort claims, (2) contract claims where the provision referred to is omitted from the undertaking, (3) claims for taxes, and (4) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the SSgA Funds. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the SSgA Funds. The Trustees intend to conduct the operations of the SSgA Funds in a way as to avoid, as far as possible, ultimate liability of the shareholders.

The Declaration of Trust further provides that the name of the SSgA Funds refers to the Trustees collectively as Trustees, not as individuals or personally, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the SSgA Funds, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the SSgA Funds for any satisfaction of claims arising in connection with the affairs of the SSgA Funds. With the exceptions stated, the Trust’s Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the SSgA Funds.

The SSgA Funds shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders and the Trustees upon notice to the shareholders.

FINANCIAL STATEMENTS

Audited financial statements will be available within 60 days following the end of the current fiscal year, which ends August 31 (provided that a fund is operational during the fiscal year).  When available, copies of the financial statements can be obtained without charge by calling Distributor at (800) 647-7327.

PROXY VOTING POLICY

Introduction

SSgA Funds Management, Inc. (“FM”) seeks to vote proxies for which it has discretionary authority in the best interests of its clients.  This entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio’s holdings with respect to proposals that are reasonably anticipated to have an impact on the current or potential value of a security.  Absent unusual circumstances or specific client instructions, we vote proxies on a particular matter in the same way for all clients, regardless of their investment style or strategies.  FM takes the view that voting in a manner consistent with maximizing the value of our clients’ holdings will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (“SSgA”) Investment Committee.  The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to the FM Proxy Review Committee, a subcommittee of the SSgA Investment Committee.  FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:

1)              describes its proxy voting procedures to its clients in Part II of its Form ADV;

2)              provides the client with this written proxy policy, upon request;

3)              discloses to its clients how they may obtain information on how FM voted the client’s proxies;

4)              matches proxies received with holdings as of record date;

5)              reconciles holdings as of record date and rectifies any discrepancies;

6)              generally applies its proxy voting policy consistently and keeps records of votes for each client;

7)              documents the reason(s) for voting for all non-routine items; and

8)              keeps records of such proxy voting available for inspection by the client or governmental agencies.

Process

The FM Manager of Corporate Governance is responsible for monitoring proxy voting on behalf of our clients and executing the day to day implementation of this Proxy Voting Policy. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee.

In order to facilitate our proxy voting process, FM retains Institutional Shareholder Services (“ISS”), a firm with expertise in the proxy voting and corporate governance fields.  ISS assists in the proxy voting process, including acting as our voting agent (i.e. actually processing the proxies), advising us as to current and emerging governance issues that we may wish to address, interpreting this policy and applying it to individual proxy items, and providing analytical information concerning specific issuers and proxy items as well as governance trends and developments.  This Policy does not address all issues as to which we may receive proxies nor does it seek to describe in detail all factors that we may consider relevant to any particular proposal.  To assist ISS in interpreting and applying this Policy, we meet with ISS at least annually, provide written guidance on certain topics generally on an annual basis and communicate more regularly as necessary to discuss how specific issues should be addressed.  This guidance permits ISS to apply this Policy without consulting us as to each proxy but in a manner that is consistent with our investment view and not their own governance opinions.  If an issue raised by a proxy is not addressed by this Policy or our prior guidance to ISS, ISS refers the proxy to us for direction on voting.  On issues that we do not believe affect the economic value of our portfolio holdings or are considered by us to be routine matters as to which we have not provided specific guidance, we have agreed with ISS to act as our voting agent in voting such proxies in accordance with its own recommendations which, to the extent possible, take into account this Policy and FM’s general positions on similar matters.  The Manager of Corporate Governance is responsible, working with ISS, for submitting proxies in a timely manner and in accordance with our policy.  The Manager of Corporate Governance works with ISS to establish and update detailed procedures to implement this policy.

From time to time, proxy votes will be solicited which fall into one of the following categories:

(i)                                     proxies which involve special circumstances and require additional research and discussion (e.g. a material merger or acquisition, or a material governance issue with the potential to become a significant precedent in corporate governance); or

(ii)                                  proxies which are not directly addressed by our policies and which are reasonably anticipated to have an impact on the current or potential value of a security or which we do not consider to be routine.

These proxies are identified through a number of methods, including but not limited to notification from ISS, concerns of clients, review by internal proxy specialists, and questions from consultants.  The role of third parties in identifying special circumstances does not mean that we will depart from our guidelines; these third parties are all treated as information sources.  If they raise issues that we determine to be prudent before voting a particular proxy or departing from our prior guidance to ISS, we will weigh the issue along with other relevant factors before making an informed decision.  In all cases, we vote proxies as to which we have voting discretion in a manner that we determine to be in the best interest of our clients.  As stated above, if the proposal has a quantifiable effect on shareholder value, we seek to maximize the value of a portfolio’s holdings.  With respect to matters that are not so quantifiable, we exercise greater judgment but still seek to maximize long-term value by promoting sound governance policies.  The goal of the Proxy Voting Committee is to make the most informed decision possible.

In instances of special circumstances or issues not directly addressed by our policies or guidance to ISS, the FM Manager of Corporate Governance will refer the item to the Chairman of the Investment Committee for a determination of the proxy vote.  The first determination is whether there is a material conflict of interest between the interests of our client and those of FM or its affiliates (as explained in greater detail below under “Potential Conflicts”).  If the Manager of Corporate Governance and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under “Potential Conflicts” is followed.  If there is no material conflict, we examine the proposals that involve special circumstances or are not addressed by our policy or guidance in detail in seeking to determine what vote would be in the best interests of our clients.  At this point, the Chairman of the Investment Committee makes a voting decision in our clients’ best interest.  However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy item to the Proxy Review Committee and/or to the entire Investment Committee for a final decision on voting the proxy.  The Investment Committee will use the same rationale for determining the appropriate vote.

FM reviews proxies of non-US issuers in the context of these guidelines.  However, FM also endeavors to show sensitivity to local market practices when voting these proxies, which may lead to different votes. For example, in certain foreign markets, items are put to vote which have little or no effect on shareholder value, but which are routinely voted on in those jurisdictions; in the absence of material effect on our clients, we will follow market practice.  FM votes in all markets where it is feasible to do so.  Note that certain custodians utilized by our clients do not offer proxy voting in every foreign jurisdiction.  In such a case, FM will be unable to vote such a proxy.

Voting

For most issues and in most circumstances, we abide by the following general guidelines.  However, it is important to remember that these are simply guidelines.  As discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

I.                                         Generally, FM votes for the following ballot items:

Board of Directors

•                  Elections of directors who (i) we determine to be adequately independent of management and (ii) do not simultaneously serve on an unreasonable (as determined by FM) number of other boards (other than those affiliated with the issuer).  Factors that we consider in evaluating independence include whether the nominee is an employee of or related to an employee of the issuer or its auditor, whether the nominee provides professional services to the issuer, or whether the nominee receives non-board related compensation from the issuer

•                  Directors’ compensation, provided the amounts are not excessive relative to other issuers in the market or industry.  In making such a determination, we review whether the compensation is overly dilutive to existing shareholders.

•                  Proposals to limit directors’ liability and/or expand indemnification of directors, provided that a director shall only be eligible for indemnification and liability protection if he or she has not acted in bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office

•                  Discharge of board members’ duties*, in the absence of pending litigation, governmental investigation, charges of fraud or other indicia of significant concern

•                  The establishment of annual elections of the board of directors unless the board is composed by a majority of independent directors, the board’s key committees (auditing, nominating and compensation) are composed of independent directors, and there are no other material governance issues or performance issues.

•                  Mandates requiring a majority of independent directors on the Board of Directors

•                  Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

•                  Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

•                  Elimination of cumulative voting

•                  Establishment of confidential voting

Auditors

•                  Approval of auditors, unless the fees paid to auditors are excessive; auditors’ fees will be deemed excessive if the non-audit fees for the prior year constituted 50% or more of the total fees paid to the auditors

•                  Auditors’ compensation, provided the issuer has properly disclosed audit and non-audit fees relative to market practice and that non-audit fees for the prior year constituted no more than 50% of the total fees paid to the auditors

•                  Discharge of auditors*

•                  Approval of financial statements, auditor reports and allocation of income

•                  Requirements that auditors attend the annual meeting of shareholders

•                  Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities

•                  Establishment of a selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function

Capitalization

•                  Dividend payouts that are greater than or equal to country and industry standards; we generally support a dividend which constitutes 30% or more of net income

•                  Authorization of share repurchase programs, unless the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, and the time frame for the repurchase

*                 Common for non-US issuers; request from the issuer to discharge from liability the directors or auditors with respect to actions taken by them during the previous year.

•                  Capitalization changes which eliminate other classes of stock and/or unequal voting rights

•                  Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50%  of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies.

•                  Elimination of pre-emptive rights for share issuance of less than a certain  percentage (country specific - ranging from 5% to 20%) of the outstanding shares, unless even such small amount could have a material dilutive effect on existing shareholders (e.g. in illiquid markets)

Anti-Takeover Measures

•                  Elimination of shareholder rights plans (“poison pill”)

•                  Amendment to a shareholder rights plans (“poison pill”) where the terms of the new plans are more favorable to shareholders’ ability to accept unsolicited offers (i.e. if one of the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no “dead hand,” “slow hand,” “no hand” or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced)

•                  Adoption or renewal of a non-US issuer’s shareholder rights plans (“poison pill”) if the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no “dead hand,” “slow hand,” “no hand” or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced

•                  Reduction or elimination of super-majority vote requirements, unless management of the issuer was concurrently seeking to or had previously made such reduction or elimination

•                  Mandates requiring shareholder approval of a shareholder rights plans (“poison pill”)

•                  Repeals of various anti-takeover related provisions

Executive Compensation/Equity Compensation

•                  Stock purchase plans with an exercise price of not less that 85% of fair market value

•                  Stock option plans which are incentive based and not excessively dilutive.  In order to assess the dilutive effect, we divide the number of shares required to fully fund the proposed plan, the number of authorized but unissued shares, and the issued but unexercised shares by fully diluted share count.  We review that number in light of certain factors, including the industry of the issuer, in order to make our determination as to whether the dilution is excessive.

•                  Other stock-based plans which are not excessively dilutive, using the same process set forth in the preceding bullet

•                  Expansions to reporting of financial or compensation-related information, within reason

•                  Proposals requiring the disclosure of executive retirement benefits if the issuer does not have an independent compensation committee

Routine Business Items

•                  General updating of or corrective amendments to charter not otherwise specifically addressed herein, unless such amendments would reasonably be expected to diminish shareholder rights (e.g. extension of directors’ term limits, amending shareholder vote requirement to amend the charter documents, insufficient information provided as to the reason behind the amendment)

•                  Change in Corporation Name

•                  Mandates that amendments to bylaws or charters have shareholder approval

Other

•                  Adoption of anti-“greenmail” provisions, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders

•                  Repeals or prohibitions of “greenmail” provisions

•                  “Opting-out” of business combination provision

II. Generally, FM votes against the following items:

Board of Directors

•                  Establishment of classified boards of directors, unless 80% of the board is independent

•                  Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, or nominating committees

•                  Limits to tenure of directors

•                  Requirements that candidates for directorships own large amounts of stock before being eligible to be elected

•                  Restoration of cumulative voting in the election of directors

•                  Removal of a director, unless we determine the director (i) is not adequately independent of management or (ii) simultaneously serves on an unreasonable (as determined by FM) number of other boards (other than those affiliated with the issuer).  Factors that we consider in evaluating independence include whether the director is an employee of or related to an employee of the issuer or its auditor, whether the director  provides professional services to the issuer, or whether the director receives non-board related compensation from the issuer Elimination of Shareholders’ Right to Call Special Meetings

•                  Proposals that relate to the “transaction of other business as properly comes before the meeting”, which extend “blank check” powers to those acting as proxy

•                  Approval of Directors who have failed to act on a shareholder proposal that has been approved by a majority of outstanding shares

•                  Directors at companies where prior non-cash compensation was improperly “backdated” or “springloaded” where one of the following scenarios exists:

•                  (i) it is unknown whether the Compensation Committee had knowledge of such backdating at the time, (ii) the Compensation Committee was not independent at the time, and (iii) the director seeking reelection served on the Compensation Committee at the time; or

•                  (i) it is unknown whether the Compensation Committee had knowledge of such backdating at the time, (ii) the Compensation Committee was independent at the time, and (iii) sufficient controls have not been implemented to avoid similar improper payments going forward; or

•                  (i) the Compensation Committee had knowledge of such backdating at the time, and (ii) the director seeking reelection served on the Compensation Committee at the time; or

•                  (i) the Compensation Committee did not have knowledge of such backdating at the time, and (ii) sufficient controls have not been implemented to avoid similar improper payments going forward

Capitalization

•                  Capitalization changes that add “blank check” classes of stock (i.e. classes of stock with undefined voting rights) or classes that dilute the voting interests of existing shareholders

•                  Capitalization changes that exceed 100% of the issuer’s current authorized capital unless management provides an appropriate rationale for such change

Anti-Takeover Measures

•                  Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

•                  Adjournment of Meeting to Solicit Additional Votes

•                  Shareholder rights plans that do not include a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced

•                  Adoption or renewal of a US issuer’s shareholder rights plan (“poison pill”)

Executive Compensation/Equity Compensation

•                  Excessive compensation (i.e. compensation plans which are deemed by FM to be overly dilutive)

•                  Retirement bonuses for non-executive directors and auditors

•                  Proposals requiring the disclosure of executive retirement benefits if the issuer has an independent compensation committee

Routine Business Items

•                  Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions

•                  Reincorporation in a location which has more stringent anti-takeover and related provisions

•                  Proposals asking the board to adopt any form of majority voting, unless the majority standard indicated is based on a majority of shares outstanding.

Other

•                  Requirements that the company provide costly, duplicative, or redundant reports, or reports of a non-business nature

•                  Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact

•                  Proposals which require inappropriate endorsements or corporate actions

•                  Proposals asking companies to adopt full tenure holding periods for their executives

III.           FM evaluates Mergers and Acquisitions on a case-by-case basis.  Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders.  However, in all cases, FM uses its discretion in order to maximize shareholder value.  FM generally votes as follows:

•                  Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

•                  Against offers when we believe that  reasonable prospects exist for an enhanced bid or other bidders

•                  Against offers where, at the time of voting, the current market price of the security exceeds the bid price

•                  For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

•                  For offers made at a premium where no other higher bidder exists

Protecting Shareholder Value

We at FM agree entirely with the United States Department of Labor’s position that “where proxy voting decisions may have an effect on the economic value of the plan’s underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock” (IB 94-2). Our proxy voting policy and procedures are designed with the intent that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible.  However, we use each piece of information we receive — whether from clients, consultants, the media, the issuer, ISS or other sources — as one part of our analysis in seeking to carry out our duties as a fiduciary and act in the best interest of our clients.  We are not unduly influenced by the identity of any particular source, but use all the information to form our opinion as to the best outcome for our clients.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition, FM monitors “target” lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors.  Companies, so identified, receive an individual, systematic review by the  FM Manager of Corporate Governance and the Proxy Review Committee, as necessary.

As an active shareholder, FM’s role is to support corporate policies that serve the best interests of our clients. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company’s value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical shareholder.  We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate.  To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process —  especially the proxy voting process — as the most effective means by which to communicate our and our clients’ legitimate shareholder concerns.  Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

Potential Conflicts

As discussed above under Process, from time to time, FM will review a proxy which may present a potential conflict of interest.  As a fiduciary to its clients, FM takes these potential conflicts very seriously  While FM’s only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients’ best interests and are not affected by FM’s potential conflict, there are a number of courses FM may take.  Although various relationships could be deemed to give rise to a conflict of interest, we have determined that two categories of relationships present a sufficiently serious concern to warrant an alternative process:  customers of FM or its affiliates which are among the top 100 clients of FM and its affiliates based upon revenue; and the 10 largest broker-dealers used by SSgA, based upon revenue (a “Material Relationship”).

When the matter falls clearly within the polices set forth above or the guidance previously provided by FM to ISS and the proxy is to be voted in accordance with that guidance, we do not believe that such decision represents a conflict of interest and no special procedures are warranted.

In circumstances where either (i) the matter does not fall clearly within the policies set forth above or the guidance previously provided to ISS, or (ii) FM determines that voting in accordance with such policies or guidance is not in the best interests of its clients, the Manager of Corporate Governance will compare the name of the issuer against a list of the top 100 revenue generating clients of State Street Corporation and its affiliates and a list of the top 10 broker-dealer relationships to determine if a Material Relationship exists.  (These lists are updated quarterly.)  If the issuer’s name appears on either list and the pre-determined policy is not being followed, FM will employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote. However, in certain circumstances the Proxy Review Committee may determine that the use of a third party fiduciary is not necessary or appropriate, either because the matter involved does not involve a material issue or because the issue in question affects the underlying value of the portfolio position and it is appropriate for FM, notwithstanding the potential conflict of interest, to vote the security in a manner that it determines will maximize the value to its client.  In such situations, the Proxy Committee, or if a broader discussion is warranted, the SSgA Investment Committee, shall make a decision as to the voting of the proxy.  The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM’s clients, shall be formalized in writing as a part of the minutes to the Investment Committee.

Recordkeeping

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM’s office:

1)              FM’s Proxy Voting Policy and any additional procedures created pursuant to such Policy;

2)              a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);

3)              a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);

4)              a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and

5)              a copy of each written request from a client, and response to the client, for information on how FM voted the client’s proxies.

Disclosure of Client Voting Information

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

PART C:  OTHER INFORMATION

Item 23.         Exhibits

Name of Exhibit			Incorporated by Reference or Exhibit Number
a.	First Amended and Restated Master Trust Agreement dated October 13, 1993, as amended		Post-Effective Amendment #86 (12/20/04)
	1.	Amendment No. 22	Post-Effective Amendment #92 (10/17/05)
	2.	Amendment No. 23	Exhibit A2
	3.	Amendment No. 24	Exhibit A3
	4.	Amendment No. 25	Exhibit A4
b.	Amended Bylaws		Post-Effective Amendment #95 (12/18/06)

c.	Instruments Defining Rights of Security Holders
	1.	Voting Rights Policy	Post-Effective Amendment #86 (12/20/04)
d.	Investment Advisory Contracts
	1.	Investment Advisory Agreement with SSgA Funds Management, Inc., dated May 1, 2001, as amended	Post-Effective Amendment #86 (12/20/04)
	2.	Investment Sub-Advisory Agreement with The Tuckerman Group LLC dated September 1, 2001	Post-Effective Amendment #86 (12/20/04)
	4.	Amendment No. 3 to the Investment Advisory Agreement	Post-Effective Amendment #92 (10/17/05)
	5.	Investment Advisory Fee Waiver and Reimbursement Contract	Post-Effective Amendment #95 (12/18/06)
	6.	Amendment No. 4 to the Investment Advisor Agreement	Exhibit D6
	7.	Letter agreement adding the Core Edge Equity Fund to the Investment Advisory Agreement	Exhibit D7
	8.	Fee Waiver and Reimbursement Agreement related to Core Edge Equity Fund	Exhibit D8
e.	Underwriting Contracts
	1	Distribution Agreement with State Street Global Markets LLC dated March 1, 2001, as amended (the “Distribution Agreement”)	Post-Effective Amendment #86 (12/20/04)
	2.	Form of Shareholder Servicing Agreement with addenda relating to Class T and Class R Shares	Post-Effective Amendment #86 (12/20/04)
	3.	Form of Selected Broker Agreement with addenda relating to Class T and Class R Shares	Post-Effective Amendment #86 (12/20/04)
	4.	Shareholder Servicing Agreement by and between SSgA Funds and State Street Bank and Trust Company	Post-Effective Amendment #42 (12/24/97)
	5.	Shareholder Servicing Agreement by and between SSgA Funds and State Street Capital Markets LLC	Post-Effective Amendment #39 (12/27/96) Post-Effective Amendment #63 (10/1/01)
	6.	Shareholder Servicing Agreement by and between SSgA Funds and State Street Bank and Trust Company, Fiduciary Investor Services	Post-Effective Amendment #39 (12/27/96)
	7.	Shareholder Servicing Agreement by and between SSgA Funds and State Street Bank and Trust Company	Post-Effective Amendment #42 (12/24/97)
	8.	Shareholder Servicing Agreement by and between SSgA Funds and Citistreet LLC	Post-Effective Amendment #63 (10/1/01)
	9.	Shareholder Servicing Agreement by and between SSgA Funds and State Street Bank and Trust Company, High Net Worth Services Division	Post-Effective Amendment #63 (10/1/01)

	10.	Form of Shareholder Servicing and Distribution addenda relating to Select Class	Post-Effective Amendment #93 (11/29/05)
	11.	Distribution Fee Waiver Contract	Post-Effective Amendment #95 (12/18/06)
	12.	Letter agreement adding the Core Edge Equity Fund to the Distribution Agreement	Exhibit E12
f.	Bonus or Profit Sharing Contracts		None

g.	Custodian Agreements
	1.	Custodian Contract with State Street Bank and Trust Company dated April 11, 1988, as amended	Post-Effective Amendment #86 (12/20/04)
	2.	Special Custody Account Agreement relating to Directional Core Equity Fund	Post-Effective Amendment #87 (12/22/04)
	3.	Prime Brokerage Account Agreement relating to Directional Core Equity Fund	Post-Effective Amendment #87 (12/22/04)
	4.	Fee Schedule dated September 2005	Post-Effective Amendment #92 (10/17/05)
	5.	Letter agreement adding the Core Edge Equity Fund to the Custodian Contract	Exhibit G5
	6.	Schedules to Special Custody Account Agreement and Prime Brokerage Account Agreement relating to the Core Edge Equity Fund	To be filed by amendment
h.	Other Material Contracts
	1.	Administration Agreement with Russell Investment Management Company dated April 12, 1988, as amended	Post-Effective Amendment #86 (12/20/04)
	2.	Securities Lending Authorization Agreement with State Street Bank and Trust Company dated December 17, 1998, as amended	Post-Effective Amendment #86 (12/20/04)
	3.	Master-Feeder Participation Agreement – S&P 500 Index Fund	Post-Effective Amendment #66 (12/28/01)
	4.	Plan of Liquidation and Termination Relating to Intermediate Municipal Bond Fund	Post-Effective Amendment #78 (12/15/03)
	5.	Transfer Agent and Service Agreement dated August 1, 2006 with Boston Financial Data Services Inc.	Post-Effective Amendment #95 (12/18/06)
	6.	Letter agreements adding the Core Edge Equity Fund to the Administration Agreement and Transfer Agent and Service Agreement	Exhibits H6.1 and H6.2
i.	Legal Opinion
	1.	Money Market Fund	Post-Effective Amendment #42 (12/24/97)
	2.	US Government Money Market Fund	Post-Effective Amendment #42 (12/24/97)
	3.	S&P 500 Index, S&P Midcap Index, Matrix Equity, International European Index, International Pacific Index and Short Term Government Securities Funds	Post-Effective Amendment #42 (12/24/97)
	4.	Yield Plus and Bond Market Funds	Post-Effective Amendment #42 (12/24/97)
	5.	US Treasury Money Market and Treasury Obligations Funds	Post-Effective Amendment #42 (12/24/97)
	6.	Growth and Income and Intermediate Funds	Post-Effective Amendment #42 (12/24/97)
	7.	Emerging Markets and Prime Money Market Funds	Post-Effective Amendment #42 (12/24/97)
	8.	Tax Free Money Market Funds	Post-Effective Amendment #42 (12/24/97)
	9.	Real Estate Equity Fund	Post-Effective Amendment #42 (12/24/97)
	10.	SSgA Life Solutions Growth, Balanced and Income and Growth Funds	Post-Effective Amendment #41 (6/2/97)
	11.	Special, International Growth Opportunities and High Yield Bond Funds	Post-Effective Amendment #45 (4/28/98)
	12.	Aggressive Equity Fund	Post-Effective Amendment #47 (9/1/98)

	13.	IAM SHARES Fund	Post-Effective Amendment #51 (5/28/99)
	14.	Intermediate Municipal Bond Fund	Post-Effective Amendment #56 (5/31/00)
	15.	Large Cap Value and Large Cap Growth Opportunities Funds	Post-Effective Amendment #75 (7/11/03)
	16.	Directional Core Equity Fund	Post-Effective Amendment #87 (12/22/04)
	17.	Enhanced Small Cap Fund	Post-Effective Amendment #88 (12/29/04)
	18.	Select Class Shares	Post-Effective Amendment #93 (11/29/05)
	19.	Core Edge Equity Fund	Exhibit I19
j.	Other Opinions: Consent of Independent Registered Public Accountant		Post-Effective Amendment #95 (12/18/06)

k.	Omitted Financial Statements		None

l.	Initial Capital Agreements
	1.	Money Market Fund	Post-Effective Amendment #42 (12/24/97)
	2.	US Government Money Market Fund	Post-Effective Amendment #42 (12/24/97)
	3.	Government Securities, Index, Midcap Index, Matrix, European Index and Pacific Index Funds	Post-Effective Amendment #42 (12/24/97)
	4.	Yield Plus and Bond Market Funds	Post-Effective Amendment #42 (12/24/97)
	5.	US Treasury Money Market and Treasury Obligations Funds	Post-Effective Amendment #42 (12/24/97)
	6.	Growth and Income and Intermediate Funds	Post-Effective Amendment #42 (12/24/97)
	7.	Emerging Markets and Prime Money Market Funds	Post-Effective Amendment #42 (12/24/97)
	8.	Tax Free Money Market Fund	Post-Effective Amendment #42 (12/24/97)
	9.	Active International Fund	Post-Effective Amendment #42 (12/24/97)
	10.	Life Solutions Growth, Balanced and Income and Growth Funds	Post-Effective Amendment #41 (6/2/97)
	11.	Special, International Growth Opportunities and High Yield Bond Funds	Post-Effective Amendment #45 (4/28/98)
	12.	Aggressive Equity Fund	Post-Effective Amendment #47 (9/1/98)
	13.	IAM SHARES Fund	Post-Effective Amendment #51 (5/28/99)
	14.	Intermediate Municipal Bond Fund	Post-Effective Amendment #56 (5/31/00)
	15.	MSCI EAFE Index Fund	Post-Effective Amendment #63 (10/1/01)
	16.	Large Cap Value and Large Cap Growth Opportunities Funds	Post-Effective Amendment #77 (8/25/03)
	17.	Class R Shares	Post-Effective Amendment #77 (8/25/03)
	18.	Directional Core Equity Fund	Post-Effective Amendment #92 (10/17/05)
	19.	Enhanced Small Cap Fund	Post-Effective Amendment #92 (10/17/05)
	20.	Select Class Shares	Post-Effective Amendment #93 (11/29/05)
	21.	Core Edge Equity Fund	Exhibit L21
m.	Rule 12b-1 Plan
	1.	Plan of Distribution Pursuant to Rule 12b-1 dated January 8, 1992 and Restated as of April 9, 2002, as amended	Post-Effective Amendment #86 (12/20/04)
	2.	Plan of Distribution Pursuant to Rule 12b-1 dated April 8, 2003 (Class R Shares)	Post-Effective Amendment #77 (8/25/03)
	3.	Plan of Distribution Pursuant to Rule 12b-1 (Select Class Shares)	Post-Effective Amendment #93 (11/29/05)
	4.	Letter agreement adding the Core Edge Equity Fund to the Plan of Distribution Pursuant to Rule 12b-1	Exhibit M4
n.	Rule 18f-3 Plan
	1.	Multiple Class Plan Pursuant to Rule 18f-3	Post-Effective Amendment #77 (8/25/03)
	2.	Amendment to Multiple Class Plan Relating to Select Class Shares	Post-Effective Amendment #93 (11/29/05)
o.	Reserved

p.	Code of Ethics
	1.	Relating to the Registrant	Post-Effective Amendment #69 (12/27/02)
	2.	Relating to the Principal Executive and Senior Financial Officers	Post-Effective Amendment #78 (12/15/03)
	3.	Relating to the Principal Underwriter	Post-Effective Amendment #95 (12/18/06)
	4.	Relating to the Administrator	Post-Effective Amendment #95 (12/18/06)
	5.	Relating to the Investment Advisor	Post-Effective Amendment #93 (11/29/05)
	6.	Relating to the Master Funds	Post-Effective Amendment #86 (12/20/04)

Item 24.  Persons Controlled by or Under Common Control with Registrant

None

Item 25.  Indemnification

Indemnification is provided to officers and Trustees of the Registrant pursuant to Section 6.4 of Article VI of Registrant’s First Amended and Restated Master Trust Agreement, which reads as follows:

“Section 6.4  Indemnification of Trustees, Officers, etc.  The Trust shall indemnify (from the assets of the Sub-Trust or Sub-Trusts in question) each of its Trustees and officers (including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise [hereinafter referred to as “Covered Person”]) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise with which such person may be or may have been threatened, while in office or thereafter, or by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office (such conduct referred to hereafter as “Disabling Conduct”).  A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither “interested persons” of the Trust as defined in section 2(a)(19) of the 1940 Act nor parties to the proceeding, or (b) an independent legal counsel in a written opinion.  Expenses, including accountants’ and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Sub-Trust in question in advance of the final disposition of any such action, suit or proceeding, provided that the Covered Person shall have undertaken to repay the amounts so paid to the Sub-Trust in question if it is ultimately determined that indemnification of such expenses is not authorized under this Article VI and (i) the Covered Person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested Trustees who are not a party to the proceeding, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.”

The Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under the Investment Advisory Agreement or on the part of the Adviser, or for a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, the Adviser shall not be subject to liability to the Registrant or to any shareholder of the Registrant for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services under the Investment Advisory Agreement or for any losses that may be sustained in the purchase, holding or sale of any security.

The Distribution Agreements provide that in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties under the Distribution Agreement, the Distributor, its officers, directors and any controlling person (within the meaning of Section 15 of the 1933 Act) (“Distributor”) shall be indemnified by the Registrant from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which Distributor may incur under the 1933 Act or under common law or otherwise arising out of or based upon any alleged untrue statement of a material fact contained in the Registration Statement, Prospectus or Statement of Additional Information or arising out of or based upon any alleged omission to state a material fact required to be stated in said documents or necessary to make the statements not misleading.

Registrant provides the following undertaking:

“Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue."

Item 26.  Business and Other Connections of Investment Adviser.

See Registrant’s prospectus section “Management of the Fund” and the Statement of Additional Information sections “Management of the Fund” and “Investment Advisory and Other Services”.

Item 27.       Principal Underwriters

(a)        Investment Companies (other than SSgA funds) for which SSGM acts as principal underwriter:

streetTRACKS:

streetTRACKS DJ Wilshire Total Market ETF

streetTRACKS DJ Wilshire Large Cap ETF

streetTRACKS DJ Wilshire Large Cap Growth ETF

streetTRACKS DJ Wilshire Large Cap Value ETF

streetTRACKS DJ Wilshire Mid Cap ETF

streetTRACKS DJ Wilshire Mid Cap Growth ETF

streetTRACKS DJ Wilshire Mid Cap Value ETF

streetTRACKS DJ Wilshire Small Cap ETF

streetTRACKS DJ Wilshire Small Cap Growth ETF

streetTRACKS DJ Wilshire Small Cap Value ETF

streetTRACKS DJ Global Titans ETF

streetTRACKS DJ Wilshire REIT ETF

streetTRACKS KBW Bank ETF

streetTRACKS KBW Capital Markets ETF

streetTRACKS KBW Insurance ETF

streetTRACKS Morgan Stanley Technology ETF

streetTRACKS DJ Wilshire International Real Estate ETF

streetTRACKS Dow Jones EURO STOXX 50 ETF

streetTRACKS Dow Jones STOXX 50 ETF

streetTRACKS Macquarie Global Infrastructure 100 ETF

streetTRACKS MSCI ACWI (ex US) ETF

streetTRACKS Russell/Nomura Small Cap Japan ETF

SPDR Biotech ETF

SPDR Homebuilders ETF

SPDR Metals & Mining ETF

SPDR Oil & Gas Equipment & Services ETF

SPDR Oil & Gas Exploration & Production ETF

SPDR Pharmaceuticals ETF

SPDR Retail ETF

SPDR Semiconductor ETC

 SPDR Dividend ETF

(b)           The directors and officers of State Street Global Markets LLC, their principal business address, and positions and offices with the Registrant and State Street Global Markets are set forth below:

Name and Principal Business Address*	Position and Offices with Underwriter	Position with Registrant

F. Charles Hindmarsh One Lincoln Street Boston, MA 02111	President and CEO	None

Nicholas J. Bonn One Lincoln Street Boston, MA 02111	CFO/FINOP	None

Vincent Manzi One Lincoln Street Boston, MA 02111	Chief Compliance Officer	None

Alfred Menis One Lincoln Street Boston, MA 02111	Principal/SROP and CROP	None

Howard Fairweather 4 Parsons Street Newburyport, MA 01950	Director	None

Simon Wilson-Taylor One Lincoln Street Boston, MA 02111	Director	None

Stanley Shelton One Lincoln Street Boston, MA 02111	Director	None

Stefan Gavell One Lincoln Street Boston, MA 02111	Director	None

R. Bryan Woodard One Lincoln Street Boston, MA 02111	Board Secretary	None

James Caccivio One Lincoln Street Boston, MA 02111	Director	None

Peter Leahy One Lincoln Street Boston, MA 02111	Director	None

(c)

1. Name of Principal Underwriter	2. Net Underwriting Discounts and Commissions	3. Compensation and Redemption and Repurchase	4. Brokerage Commissions	5. Other Compensation
SSGM	6,284,295.28

Item 28.       Location of Accounts and Records

The Registrant’s Administrator, Russell Investment Management Company, 909 A Street, Tacoma, Washington  98402, will maintain the physical possession of the books and records required by subsection (b)(4) of Rule 31a-1 under the Investment Company Act of 1940.  All other accounts, books and documents required by Rule 31a-1 are maintained in the physical possession of Registrant’s (i) investment adviser, SSgA Funds Management, Inc., One Lincoln Street, Boston, Massachusetts 02111; or 32nd Floor, Two Exchange Square, 8 Connaught Place, Central Hong Kong, China; or 21 St. James Square, London SW1Y 4SS, England, or (ii) transfer agent, Boston Financial Data Services, Inc., 2000 Crown Colony Drive, Quincy, MA 02169; or (iii) Custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts, 02110; 1776 Heritage Drive, North Quincy, Massachusetts  02171; and 200 Newport Avenue, Josiah Quincy Building JQ5S, North Quincy, MA  02171.

Item 29.       Management Services

Not applicable.

Item 30.       Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, the SSgA Funds, certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 97 to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Boston, and Commonwealth of Massachusetts, on the 15th day of August, 2007.

By:	/s/ Lynn L. Anderson
Lynn L. Anderson, Chairman of the Board

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities as indicated on August 15, 2007.

Signature	Title

/s/ Lynn L. Anderson	Chairman of the Board
Lynn L. Anderson

/s/ Peter G. Leahy	Trustee
Peter G. Leahy

/s/ Steven J. Mastrovich	Trustee
Steven J. Mastrovich

/s/ William L. Marshall	Trustee
William L. Marshall

/s/ Patrick J. Riley	Trustee
Patrick J. Riley

/s/ Richard D. Shirk	Trustee
Richard D. Shirk

/s/ Bruce D. Taber	Trustee
Bruce D. Taber

/s/ Henry W. Todd	Trustee
Henry W. Todd

/s/ Mark E. Swanson	Treasurer and Principal Financial Officer
Mark E. Swanson

/s/ James Ross	President and Principal Executive Officer
James Ross

EXHIBIT INDEX

NAME OF EXHIBIT	EXHIBIT #

Amendment No. 23	Exhibit A2
Amendment No. 24	Exhibit A3
Amendment No. 25	Exhibit A4
Amendment No. 4 to the Investment Advisor Agreement	Exhibit D6
Letter agreement adding the Core Edge Equity Fund to the Investment Advisory Agreement	Exhibit D7
Fee Waiver and Reimbursement Agreement related to Core Edge Equity Fund	Exhibit D8
Letter agreement adding the Core Edge Equity Fund to the Distribution Agreement	Exhibit E12
Letter agreement adding the Core Edge Equity Fund to the Custodian Contract	Exhibit G5
Letter agreements adding the Core Edge Equity Fund to the Administration Agreement and Transfer Agent and Service Agreement	Exhibits H6.1 and H6.2
Legal Opinion Core Edge Equity Fund	Exhibit I19
Initial Capital Agreement Core Edge Equity Fund	Exhibit L21
Letter agreement adding the Core Edge Equity Fund to the Plan of Distribution Pursuant to Rule 12b-1	Exhibit M4